                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]
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Check the appropriate box:

[_]    Preliminary Proxy Statement
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       14A-6(E)(2)
[X]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                      John Hancock Variable Series Trust I

-------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

[GRAPHIC] JOHN HANCOCK

August 21, 2002

Dear Shareholder,

The enclosed proxy statement contains information on some important changes that are being proposed for one or more of the Funds in the Variable Series Trust in which you are an investor. As you know, the Variable Series Trust provides the investment options under your variable life policy or variable annuity contract.

After careful consideration, the Board of the Variable Series Trust determined that all of the changes are in the best interest of all shareholders and voted to recommend these changes for your Fund(s). Your approval is needed to implement these changes.

This Question & Answer booklet explains the changes in simple terms and outlines the steps you need to take to ensure that your vote is counted. Whether you are a large or small investor, your vote is important, and we urge you to participate in this process.

Please read the enclosed materials and complete, sign and return your proxy instruction card(s). To get started, turn to the next page - it should only take a few minutes to read this booklet.

If you have any questions or need additional information, please contact a John Hancock representative at l-800-576-2227, Monday through Friday, 8:00 A.M. - 7:00 P.M. ET.

Sincerely,

[SIGNATURE] MICHELE G. VAN LEER

Michele G. Van Leer Chairman

John Hancock Variable Series Trust I

[GRAPHIC] JOHN HANCOCK

The Board of Trustees of John Hancock's Variable Series Trust I is recommending that shareholders approve a number of important changes for your Fund(s). These proposals will be voted on at the September 25, 2002 shareholders meeting, and the Board is now seeking your approval of these changes by proxy vote. If approved, most of these changes would become effective on or about October 1, 2002.

To assist you, this booklet provides a brief overview of the proposed changes and answers many questions you may have. This overview should be read in conjunction with the complete proxy statement, which explains all of these matters in more detail.

Questions & Answers

Q. What are the changes being proposed?

A. There are several proposals that apply to all the Funds, and some that apply to specific Funds. Generally, the proposals that apply to all the Funds focus on changes to certain investment restrictions and approval for a "manager of managers" arrangement. The proposals that apply to specific Funds focus on investment management contracts, Fund fees and certain other investment restrictions.


Proposal    Brief Description of Proposed Changes                                             Pages
-----------------------------------------------------------------------------------------------------
1A-1K       Modify the "fundamental" investment restrictions by
            either removing or changing restrictions that currently
            disadvantage the Funds.                                                             4-8
-----------------------------------------------------------------------------------------------------
2           Authorize a "manager of managers" arrangement that
            would empower the Trust to approve a new sub-investment
            manager, or change an existing sub-investment manager,
            without a proxy solicitation.                                                       8-9
-----------------------------------------------------------------------------------------------------
3A, 38      Approve a new sub-investment management agreement
            with Wellington Management (3A) and amend the current
            agreement with T. Rowe Price (38) for the Small Cap Value
            Fund. This multi-manager approach would increase the
            Fund's capacity, and provide you with continued access
            to this investment option.                                                         9-10
-----------------------------------------------------------------------------------------------------
4           Increase investment advisory fees that the Large Cap
            Growth Fund pays John Hancock, which would bring
            the expense ratio to a level that is still well below the
            average expense ratio for comparable funds.                                        10-11
-----------------------------------------------------------------------------------------------------
5           Increase investment advisory fees that the Small/Mid
            Cap CORES/SM/ Fund pays John Hancock, which would bring the expense
            ratio in line with the average expense ratio for comparable funds.                 11-12
-----------------------------------------------------------------------------------------------------

Q. Do I have to read the entire proxy statement?

A. Not necessarily. You only need to read the information on proposals that deal with the Fund(s) in which you were invested on July 25, 2002. To determine which proposals apply to you, refer to the table below.

Fund                                   Proposals
                                          1A-1G   1H   1I   1J  1K  2  3A  3B   4   5
----------------------------------------------------------------------------------------
Equity Index                               X                 X      X
----------------------------------------------------------------------------------------
Large Cap Value                            X                 X      X
----------------------------------------------------------------------------------------
Large Cap Value CORE/SM/                   X                 X      X
----------------------------------------------------------------------------------------
Large Cap Growth                           X       X    X           X           X
----------------------------------------------------------------------------------------
Large Cap Aggressive Growth                X                        X
----------------------------------------------------------------------------------------
Growth & Income                            X       X    X           X
----------------------------------------------------------------------------------------
Fundamental Value                          X                 X      X
----------------------------------------------------------------------------------------
Multi Cap Growth                           X                        X
----------------------------------------------------------------------------------------
Fundamental Growth                         X                 X      X
----------------------------------------------------------------------------------------
Small/Mid Cap CORE/SM/                     X                 X      X               X
----------------------------------------------------------------------------------------
Small/Mid Cap Growth                       X            X    X      X
----------------------------------------------------------------------------------------
Small Cap Equity                           X                 X      X
----------------------------------------------------------------------------------------
Small Cap Value                            X                 X      X   X   X
----------------------------------------------------------------------------------------
Small Cap Growth                           X                 X      X
----------------------------------------------------------------------------------------
International Equity Index                 X            X    X      X
----------------------------------------------------------------------------------------
International Opportunities                X                 X      X
----------------------------------------------------------------------------------------
International Opportunities B              X                 X      X
----------------------------------------------------------------------------------------
Emerging Markets Equity                    X                 X      X
----------------------------------------------------------------------------------------
Real Estate Equity                         X       X    X           X
----------------------------------------------------------------------------------------
Health Sciences                            X                        X
----------------------------------------------------------------------------------------
Managed                                    X       X    X           X
----------------------------------------------------------------------------------------
Global Balanced                            X                        X
----------------------------------------------------------------------------------------
Short-Term Bond                            X            X    X      X
----------------------------------------------------------------------------------------
Bond Index                                 X                 X      X
----------------------------------------------------------------------------------------
Active Bond                                X       X    X    X      X
----------------------------------------------------------------------------------------
High Yield Bond                            X                 X      X
----------------------------------------------------------------------------------------
Global Bond                                X                 X      X
----------------------------------------------------------------------------------------
Money Market                               X       X    X    X  X   X


Q. How do I vote?

A. There are four simple steps.

STEP 1: REFER TO THE TABLE        STEP 2: READ THE Q&A               STEP 3: REVIEW                 STEP 4: COMPLETE
--------------------------        -----------------------------      ---------------------------    --------------------------
above to determine which          sections for your specific         the sections of the PROXY      the enclosed VOTING CARD
proposal(s) apply to your         Fund(s). For example, for the      statement that apply to your   for each of your Funds and
Fund(s). You will find enclosed   Equity Index Fund, read the        Fund(s).                       return it in the enclosed
one proxy voting card for each    Q & A's that apply to Proposals                                   postage paid envelope. If you
Fund you were invested in on      1A-lG, 1J and 2                                                   have more than one card, you
July 25, 2002.                                                                                      need to COMPLETE, SIGN and
                                                                                                    MAIL ALL of them.

Q. Does my vote make a difference?

A. Whether you are a large or small investor, your vote is important, and we urge you to participate in this process to ensure that John Hancock represents your wishes when it casts votes at the shareholder meeting. The Variable Series Trust's Board, containing a majority of Board members who are independent of John Hancock, voted to recommend these changes as being in the best interest of your Fund(s), and your approval is needed to implement the changes.

PROPOSALS lA through lK--modify the "fundamental" investment restrictions by either removing or changing restrictions that currently disadvantage the Funds. "Fundamental" investment restrictions are limitations on investment practices that can only be changed by proxy solicitation. (A "non-fundamental" restriction is one that the Trust can change without a proxy solicitation.)

Q. What does the Board recommend?

A. The Board recommends that you approve making eleven changes in "fundamental" investment restrictions.


Seven of these changes apply to ALL of the Variable Series Trust's Funds, and are designated as:

PROPOSAL 1A-to change the fundamental restriction on REAL ESTATE
--------------------------------------------------------------------------------------------------------------------

PROPOSAL 1B-to change the fundamental restriction on LOANS
--------------------------------------------------------------------------------------------------------------------

PROPOSAL 1C-to change the fundamental restriction on COMMODITIES AND PUT AND CALL OPTIONS
--------------------------------------------------------------------------------------------------------------------

PROPOSAL lD-to change the fundamental restriction on BORROWING MONEY
--------------------------------------------------------------------------------------------------------------------

PROPOSAL lE-to delete the fundamental restriction on PURCHASING SECURITIES ON MARGIN AND SELLING SECURITIES SHORT
--------------------------------------------------------------------------------------------------------------------

PROPOSAL lF-to delete the fundamental restriction on ISSUING SENIOR SECURITIES
--------------------------------------------------------------------------------------------------------------------

PROPOSAL 1G-to delete the fundamental restriction on INVESTING FOR "CONTROL"
--------------------------------------------------------------------------------------------------------------------

Four other changes apply only to SOME of the Funds, and are designated as:

PROPOSAL 1H-to delete the fundamental restriction on PURCHASING ILLIQUID INVESTMENTS
--------------------------------------------------------------------------------------------------------------------

PROPOSAL 1I-to delete the fundamental restriction on PURCHASING SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------------

PROPOSAL 1J-to delete the fundamental restriction on DIVERSIFICATION OF INVESTMENTS
--------------------------------------------------------------------------------------------------------------------

PROPOSAL 1K-to permit the Money Market Fund to CONCENTRATE INVESTMENTS IN THE U.S. BANKING INDUSTRY

Q. What are the general reasons for these proposals?

A. Basically, the current fundamental investment restrictions place greater limits on the Funds, and are more complicated, than the Trust believes necessary or desirable. As a result, they can cause the Funds to miss favorable investment opportunities that otherwise might be available to them, and they can increase the Trust's administrative costs. Essentially, the restrictions can prevent a Fund from taking advantage of innovative investment products and practices, or even from using more traditional techniques that its fundamental investment restrictions happen to prohibit. The current restrictions may also prevent Fund managers from using investment practices currently used by their investment peers, to the Funds' disadvantage. While practice varies, most mutual funds now have fundamental investment restrictions that more closely resemble what is now being proposed for your Fund(s).

In the past, the Trust has made changes to the fundamental restrictions on a "case by case" basis by seeking approval by shareholders of a particular Fund.

This process is expensive and time consuming, and can result in delay and missed opportunities in implementing desirable investment practices. The proposed changes to the fundamental restrictions are designed to make all the Funds more competitive and cost efficient.

Q. Will a Fund have complete discretion to engage in any new activity permitted by the proposed changes?

A. No. In many cases there will still be either legal limitations or "non-fundamental" restrictions that will apply to the sub-investment managers. John Hancock also monitors for any investments or strategies of a sub-investment manager that John Hancock believes are not in a Fund's best interest. Additionally, the managers are still required to follow the investment policies outlined in the Fund's prospectus.

PROPOSAL 1A-the change proposed for real estate investments clarifies that a Fund can have an indirect interest in real estate (such as owning a mortgage) but can have direct ownership of real estate only as a result of other permitted investments (such as acquiring real estate through a foreclosure proceeding on the mortgage).

Q. Under Proposal 1A, will the Real Estate Equity Fund be permitted to invest directly in real estate?

A. Yes, to the extent the investments are consistent with the Fund's other investment policies.

PROPOSAL 1B-the change proposed for loans deletes a "fundamental" limitation on the amounts that a Fund could lend, although any additional loans that Proposal 16 would permit are not currently authorized under the securities laws and SEC staff interpretations thereof.

Q. Will the change in the restriction on making loans have any immediate practical effect?

A. No. The Congress, the SEC, or the SEC staff would have to act to permit the Funds to take advantage of Proposal 1B. Approval of Proposal 1B will allow the Trust to react more quickly to any such action by the Congress, the SEC, or the SEC staff.

PROPOSAL 1C-the change proposed for commodities and put and call options deletes current limitations on these investments.

Q. What does Proposal 1C intend to accomplish?

A. Proposal 1C is intended to ensure that the Funds will have adequate flexibility to enter into hedging and other transactions utilizing financial futures contracts and put and call options when doing so is permitted by the Funds' other investment policies. The Board believes that the use of these instruments is best regulated by means other than fundamental investment restrictions.

Q. Does Proposal 1C involve special considerations for the Large Cap Growth, Growth & Income, Real Estate Equity, and Money Market Funds?

A. Yes. Proposal 1C makes clear that the Large Cap Growth, Growth & Income, Real Estate Equity, and Money Market Funds can use forward currency contracts, forward commitments to purchase securities, and when-issued securities. The Trust believes there is no good reason why these Funds should be treated any differently from all of the other Funds, which are permitted to invest in these instruments. Proposal 1C would result in the same treatment for all Funds in that regard.

PROPOSAL 1D-the change proposed for borrowing money has the effect of increasing the amount a Fund could borrow.

Q. Why would Proposal 1D be useful to a Fund?

A. Proposal 1D could be useful if a Fund at any time decides to adopt a more "leveraged" capital structure, although there are no current plans for any such change. The increased borrowing authority could also be useful if certain temporary emergencies arose where it would be impossible or inadvisable to liquidate portfolio holdings to cover requested redemptions.

PROPOSAL 1E-the change proposed for purchasing securities on margin and selling securities "short" deletes a current prohibition on these activities.

Q. What does Proposal 1E accomplish?

A. Although none of the Funds has any current intention to engage in these activities, the Trust does not believe there is any good reason for singling out these techniques for special treatment. The investment risks for purchasing securities on margin and selling securities "short" are not substantially different in nature or degree from those presented by numerous other types of instruments that the Funds are permitted to use. The Trust believes, therefore, that the prohibitions on margin purchases and short sales are outdated.

PROPOSAL 1F-the change proposed for "senior" securities deletes a "fundamental" prohibition on this type of activity, although the Investment Company Act will still prohibit a Fund from issuing most forms of senior securities.

Q. Will Proposal 1F have any additional impact?

A. Probably very little. Deletion of the "fundamental" restriction on issuing senior securities will not be of much consequence unless the law were amended or the SEC were to grant an exemption from it. Proposal 1F is necessary, however, to permit some of the borrowing by a Fund that would be authorized under Proposal 1D above.

PROPOSAL 1G -the proposed change concerning investing for "control" deletes a current prohibition against a Fund making investments for purposes of exercising control over a portfolio company.

Q. Why might a Fund want to invest for "control"?

A. The current prohibition could hinder a Fund from taking an "activist" stance with respect to any of its portfolio investments. More mutual funds are taking an activist stance in some cases. For example, a Fund might participate in a proxy contest or otherwise join with other investors to influence a portfolio company (1) to change executive compensation, accounting, or other policies the Fund believes are contrary to investors' best interests or (2) to take other steps to increase shareholder value.

PROPOSAL 1H--the change proposed for illiquid investments deletes a current restriction on the ability of the Large Cap Growth, Growth & Income, Real Estate Equity, Managed, Active Bond and Money Market Funds to purchase certain securities that are or may be illiquid. These are the only Funds that are subject to special restrictions on illiquid securities. Even if this restriction is deleted, an SEC administrative position would remain in place that requires no more than 15% (10% for the Money Market Fund) of a Fund's assets to be illiquid.

Q. Why is the Board recommending changes for illiquid investments?

A. The Trust does not believe it is advisable to single out these Funds for this special restriction. Doing so may deprive these Funds of the opportunity to maximize their performance for the benefit of investors.

PROPOSAL 1I--the change proposed for investing in other investment companies deletes a current "fundamental" investment restriction that applies only to the Large Cap Growth, Growth & Income, Small/Mid Cap Growth, International Equity Index, Real Estate Equity, Managed, Short Term Bond, Active Bond and Money Market Funds. The current restriction simply restates most of the specific provisions in the Investment Company Act that regulate a Fund's ability to invest in other investment companies.

Q. What does Proposal 1I accomplish?

A. The current restriction on investing in other investment companies fails to allow such investments in some cases where they would be legally permitted. The Funds that are subject to the current fundamental investment restriction cannot take full advantage of the flexibility that the law currently permits, or that any future relaxation of legal requirements may permit, unless they obtain shareholder approval. There appears to be no good reason for some Funds to be subject to this restriction while others are not.

PROPOSAL 1J--the change proposed for diversification of investments deletes a current fundamental investment restriction that applies to each Fund that is classified as "diversified" under the Investment Company Act. The current restriction largely restates what are already requirements of the Investment Company Act for "diversified" funds. In one respect, however, the current limitation is even more restrictive than the requirements of the Act. Specifically, the current restriction prevents the "diversified" Funds from purchasing more than 10% of the voting securities of any one issuer, whereas the Investment Company Act permits limited amounts of such purchases.

Q. What does Proposal 1J accomplish?

A. By deleting the current restriction, the "diversified" Funds will remain subject only to the Investment Company Act requirement, and they will have more leeway. Even under the Act, however, companies in which a Fund has more than a 10% stake can't total more than 25% of the Fund's assets. John Hancock does not believe it likely that a Fund would ever approach that limit.

Q. Which Funds are classified as "diversified"?

A. The Small Cap Value, Small/Mid Cap CORE/SM/, Equity Index, Large Cap Value, Large Cap Value CORE/SM/, Fundamental Value, Fundamental Growth, Small/Mid Cap Growth, Small Cap Equity, Small Cap Growth, International Equity Index, International Opportunities, International Opportunities B, Emerging Markets Equity, Short Term Bond, Bond Index, Active Bond, High Yield Bond, Global Bond, and Money Market Funds are classified as "diversified" under the Investment Company Act.

PROPOSAL lK--the proposed authority for the Money Market Fund to concentrate investments in the U.S. banking industry deletes a current fundamental investment restriction that has the effect of prohibiting the Money Market Fund from investing more than 25% of its assets in money market instruments issued by U.S. banks. Even though this change will permit the Money Market Fund to invest more than 25% of its assets in instruments issued by U.S. banks, in the aggregate, the Fund would still be subject to certain fundamental restrictions on how much it could invest in instruments issued by a single U.S. bank.

Q. What is the impact of Proposal lK?

A. The current prohibition may cause the Money Market Fund at times to have poorer investment results than would otherwise be possible. Under Proposal lK, this Fund, like other money market funds, will still be subject to strict legal requirements designed to ensure that the Fund's share price does not vary up or down. Particularly given these and other applicable protections for investors, the Trust does not believe it is necessary or desirable for the Money Market Fund to be prevented from concentrating its investments in the U.S. banking industry.

PROPOSAL 2--the proposed "manager of managers" arrangement will empower the Trust to approve a new sub-investment manager, or change an existing sub-investment manager, without a proxy solicitation. Under the arrangement, contract owners will receive substantially the same information about a sub-investment manager change as they would have received if they had received voting materials for the change. This information will be delivered to owners within 90 days after the change. The Board of Trustees, including a majority of the independent Trustees, is required to approve any agreement with a new sub-investment manager or any change in an existing sub-investment manager's agreement.

Q. What is the Board's recommendation regarding the changes in Proposal 2?

A. The Variable Series Trust's Board recommends that you vote "FOR" Proposal 2.


Q. What is a sub-investment manager?

A. This is a firm hired by John Hancock and the Trust to invest some or all of a Fund's assets. John Hancock is the overall investment manager for all of the Funds. As the investment manager, John Hancock actively monitors and evaluates the sub-investment managers and periodically recommends replacing a sub-investment manager.

Q. Will the manager of managers arrangement apply to all sub-investment managers?

A. No. Under the proposed arrangement, shareholder approval would still be required if:
[] a new sub-investment manager is one of John Hancock's affiliated companies, or
[] a change is made to a sub-investment management agreement with one of John Hancock's affiliated companies.

Q. Would any Fund have to pay more fees or expenses under this manager of managers arrangement?

A. No. If a new sub-investment manager charges a higher fee than its predecessor (or if an existing sub-investment manager increases its fee), John Hancock would not be permitted to pass these costs on to the Trust without first obtaining shareholder approval.


Q. What are the reasons for the proposed manager of managers arrangement?

A. Since a shareholder vote is currently required to replace a sub-investment manager, this is an expense for the Fund involved. Also, a particular problem now exists if a new sub-investment manager is to be compensated at a higher rate than the old one. In that case, the new sub-investment manager cannot take over (or must serve under an interim agreement at the old fee rate) until shareholder approval is obtained, even if John Hancock is willing to absorb the increase in sub-investment manager compensation by not increasing its fee to the Fund. Accordingly, adoption of the manager of managers arrangement should enable the Trust to respond more rapidly to changing circumstances that may make advisable a change in sub-investment manager arrangements, as well as reduce expenses incurred by the Fund.

PROPOSALS 3A and 3B--approval of 3A, a new sub-investment management agreement with Wellington Management Company, LLP (Wellington Management), and 3B, an amendment to the current agreement with T. Rowe Price Associates, Inc. (T. Rowe Price), for the Small Cap Value Fund will result in a "multi-manager" approach for this Fund. This increases the Fund's capacity, which means that the Fund's current and prospective owners will be able to make additional investments in the Small Cap Value Fund.

Q. What is the Board's recommendation regarding the modifications in Proposals 3A and 3B?

A. The Variable Series Trust's Board (including all of the Trustees who are independent of John Hancock) recommends that you vote "FOR" Proposals 3A and 3B.

Q. What is a multi-manager approach? Why is it recommended for the Small Cap Value Fund?

A. The multi-manager approach uses more than one sub-investment manager and strategy for the same Fund. It is recommended for the Small Cap Value Fund because the Fund's current sub-investment manager, T. Rowe Price, has indicated that it could not, by itself, continue indefinitely to manage large cash in-flows using a small cap value strategy. As a result, the Board has approved Wellington Management as an additional sub-investment manager. Wellington Management and T. Rowe Price have distinct and complementary approaches in managing small cap value portfolios. The two approaches have the potential for consistent investment returns relative to the Fund's benchmark index and comparable funds. This proposal is especially important in an asset class in which several investment firms are closing their funds to new monies. John Hancock wants to continue to provide investors with access to small cap value investments.

Q. Why Wellington Management?

A. Wellington Management provides:

[_] a SOLID ORGANIZATION with the experience, significant resources and a well-defined investment process for investing in small cap value portfolios;


[_] a STRONG PERFORMANCE record and competitive sub-investment advisory fees in managing small cap value portfolios; and,


[_] a PREMIER REPUTATION in the variable products marketplace and the potential for increased growth in Fund assets with it as the new sub-investment manager.

Q. Is a change in the investment management fee recommended?

A. No. Although the fee paid by John Hancock to Wellington Management is slightly higher than that paid by John Hancock to T. Rowe Price, this will NOT result in any additional charge to the Trust or to you.


Q. How will I benefit from all of this?

A. As a variable contract owner in the Small Cap Value investment option, you will gain access to the investment talent and expertise of Wellington Management, an investment manager with significant investment resources and a strong performance record. In addition, the increased capacity of the Small Cap Value Fund will enable you to continue to make additional investments in this option.

PROPOSAL 4--approval of an amendment to the investment management agreement to increase investment advisory fees that the Large Cap Growth Fund pays John Hancock, which would bring the expense ratio to a level that will still be well below the average expense ratio for comparable funds.

Q. What is the Board's recommendation regarding the modifications in Proposal 4?

A. The Variable Series Trust's Board (including all of the Trustees who are independent of John Hancock) recommends that you vote "FOR" Proposal 4.

Q Why is this change being proposed?

A. The investment advisory fee paid to John Hancock has remained the SAME SINCE 1986. Also, the Fund has delivered ABOVE AVERAGE PERFORMANCE in recent periods under the sub-investment manager (Independence Investment LLC). The fee increase now being proposed is, in part, to compensate for the significant increase in the complexity and cost of managing and servicing the Large Cap Growth Fund since the inception of the Fund. The proposed change also recognizes John Hancock's ongoing support of the Fund, as shown by its dedication of additional personnel and resources to the Fund and the continued inclusion of the Large Cap Growth Fund within John Hancock's variable insurance products.

Q. How will the investment management fee be modified?

A. The Board (including all of the Trustees who are independent of John Hancock) is recommending an increase in the annual percentage rates that are applied to different levels of Fund assets to determine the amount the Fund pays to John Hancock for investment management. This means that if a shareholder had on average $10,000 in the Large Cap Growth Fund during 2001 and the proposed fee structure had been in place for all of 2001, then the shareholder would have incurred about $43 in additional Fund expenses.

Q How will the Fund compare with similar funds in terms of total fund expenses?

A. The current expense ratio (total expenses divided by fund assets) for the Fund is significantly below the average expense ratio for funds with similar investment focus within the variable insurance products marketplace. Even after the proposed modification, the Fund's expense ratio will STILL BE WELL BELOW THE AVERAGE expense ratio for comparable funds.

Q. How did the Board reach its conclusion to recommend this proposal?

A. The Variable Series Trust's Board, including the independent Trustees and in consultation with outside counsel to the Trust, requested and evaluated a variety of information provided by John Hancock. The Board carefully considered a large number of factors, including those that are highlighted in this Q&A and detailed in the proxy statement. After careful evaluation, the Board concluded that the new management fee arrangements proposed by John Hancock were FAIR AND REASONABLE.

Q. How will I benefit from this?

A. As a variable contract owner in the Large Cap Growth investment option, you will benefit from John Hancock's continued dedication of additional personnel and resources to the Large Cap Growth Fund and the inclusion of the Fund within John Hancock's variable insurance products, thereby increasing the Fund's opportunities for asset growth.

PROPOSAL 5--approval of an amendment to the investment management agreement to increase investment advisory fees that the Small/Mid Cap CORE(SM) Fund pays John Hancock, which would bring the expense ratio in line with the average expense ratio for comparable funds.

Q. What is the Board's recommendation regarding the modifications in Proposal 5?

A. The Variable Series Trust's Board (including all of the Trustees who are independent of John Hancock) recommends that you vote "FOR" Proposal 5.


Q. Why is this change being proposed?

A. John Hancock's current fee schedule has remained the SAME SINCE THE FUND'S INCEPTION (1998). Also, the Fund has delivered ABOVE AVERAGE PERFORMANCE in recent periods under the sub-investment manager (Goldman Sachs Asset Management). The proposed fee reflects an adjustment to the investment management fee paid to John Hancock, in part to compensate John Hancock for the significant increase in the complexity and cost of managing and servicing the Fund since the fees were first established. The proposed change also recognizes John Hancock's ongoing support of the Fund, as shown by its dedication of additional personnel and resources to the Fund and the continued inclusion of the Small/Mid Cap CORE(SM) Fund within John Hancock's variable insurance products.

Q. How will the investment management fee be modified?

A. The Board is recommending an increase in the annual percentage rates that are applied to different levels of Fund assets to determine the amount the Fund pays to John Hancock for investment management. If a shareholder had on average $10,000 in the Small/Mid Cap CORE(SM) Fund during 2001 and the modification being proposed had been in place for all of 2001, then the shareholder would have incurred about $25 in additional Fund expenses. John Hancock's obligation to reimburse the Fund for certain Fund expenses in excess of 0.10% of assets will not change under the proposal.

Q. How will the Fund compare with similar funds in terms of total fund expenses?

A. The current expense ratio (total fund expenses after reimbursement, divided by fund assets) is far below the average expense ratio for funds with similar investment focus within the variable insurance products marketplace. Even after the proposed modification, the expense ratio for the Fund WlLL BE IN LINE WITH THE AVERAGE expense ratio for comparable funds.

Q. How did the Board reach its conclusion to recommend this proposal?

A. The Variable Series Trust's Board, including the independent Trustees and in consultation with outside counsel to the Trust, requested and evaluated a variety of information provided by John Hancock. The Board carefully considered a large number of factors, including those that are highlighted in this Q&A and detailed in the proxy statement. After careful evaluation, the Board concluded that the new management fee arrangements proposed by John Hancock were FAIR AND REASONABLE.


Q. How will I benefit from this?

A. As a variable contract owner in the Small/Mid Cap CORE(SM) investment option, you will benefit from John Hancock's continued dedication of additional personnel and resources to the Fund and the inclusion of the Fund within John Hancock's variable insurance products, thereby increasing the Fund's opportunities for asset growth.

Because each Fund must vote separately, you are being sent a proxy card for each Fund in which you were invested on July 25,2002. If you own more than one variable contract, you will receive separate proxy materials for each contract.

Please vote on all of the proposals shown on each proxy card you receive. A "FOR" vote means that you approve a proposal. An "AGAINST" vote means that you disapprove. You may also choose to abstain, but a vote to abstain has the same practical effect as a vote against the proposal.

YOUR VOTE IS IMPORTANT.


To cast your vote(s):

[_] Complete your proxy card(s) by using blue or black ink or number 2 pencil to mark an X in one of the three boxes next to each proposal. PLEASE DO NOT USE FINE POINT PENS.


[_] Sign and date your proxy card(s). If your contract is held by more than one owner, all should sign. If you are signing as administrator, trustee, plan sponsor or guardian, please give title. If a corporation or partnership, sign in the entity's name by authorized persons.

[_] Mail your proxy card(s) in the enclosed envelope today.


The Board of Trustees of the John Hancock Variable Series Trust I unanimously recommends that shareholders approve the proposed changes for your Fund(s).

[GRAPHIC]JOHN HANCOCK

                     JOHN HANCOCK VARIABLE SERIES TRUST I
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

   A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") will be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts (telephone 1-800-576-2227), at 11:00 A.M., on Wednesday, September 25, 2002 to consider and vote upon the following matters:

  1. Proposals to approve changes to fundamental investment restrictions of the Trust that entail:

    A. ALL FUNDS. A proposal to change the fundamental restriction on REAL
       ESTATE;

    B. ALL FUNDS. A proposal to change the fundamental restriction on LOANS;

    C. ALL FUNDS. A proposal to change the fundamental restriction on COMMODITIES AND PUT AND CALL OPTIONS;

    D. ALL FUNDS. A proposal to change the fundamental restriction on BORROWING MONEY;

    E. ALL FUNDS. A proposal to delete the fundamental restriction on PURCHASING SECURITIES ON MARGIN AND SELLING SECURITIES SHORT;

    F. ALL FUNDS. A proposal to delete the fundamental restriction on ISSUING "SENIOR" SECURITIES;

    G. ALL FUNDS. A proposal to delete the fundamental restriction on INVESTING FOR "CONTROL";

    H. SELECTED FUNDS.* A proposal to delete the fundamental restriction on PURCHASING "ILLIQUID" INVESTMENTS;

    I. SELECTED FUNDS.* A proposal to delete the fundamental restriction on PURCHASING SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES;

    J. SELECTED FUNDS.* A proposal to delete the fundamental restriction on DIVERSIFICATION OF INVESTMENTS; and

    K. MONEY MARKET FUND ONLY. A proposal to add authority to CONCENTRATE INVESTMENTS IN THE U.S. BANKING INDUSTRY.

  2. ALL FUNDS. A proposal to approve a "manager of managers" arrangement and delete the need for shareholder approval of the retention or termination of sub-investment managers.

  3. SMALL CAP VALUE FUND ONLY. Proposals to approve a multi-manager approach that entail:

    A. a new sub-investment management agreement among the Trust, John Hancock, and Wellington Management Company, LLP ("Wellington Management"); and

    B. an amendment to the current sub-investment management agreement among the Trust, John Hancock, and T. Rowe Price Associates, Inc. ("T. Rowe Price").

  4. LARGE CAP GROWTH FUND ONLY. A proposal to approve an amendment to the current Investment Management Agreement between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

  5. SMALL/MID CAP CORE/SM/ FUND ONLY. A proposal to approve an amendment to the current investment management agreement between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.
*  See table on the following page.

   In addition, any other business as may properly come before the meeting or any adjournment thereof, may be transacted at this Special Meeting.

   An owner of a variable life insurance policy or a variable annuity contract will be entitled to give voting instructions only if he/she was the owner of record as of the close of business on July 25, 2002. John Hancock is soliciting votes from owners invested in the following Funds with respect to the matters affecting those Funds:

                                                 Proposal
                              -----------------------------------------------
Fund                          1A  1B  1C  1D  1E  1F  1G  1H  1I  1J  1K  2   3A  3B  4    5
----                          --  --  --  --  --  --  --  --  --  --  --  -   --  --  -   ----
Equity Index................. X   X   X   X   X   X   X           X       X
Large Cap Value.............. X   X   X   X   X   X   X           X       X
Large Cap Value CORE/SM/..... X   X   X   X   X   X   X           X       X
Large Cap Growth............. X   X   X   X   X   X   X   X   X           X           X
Large Cap Aggressive Growth.. X   X   X   X   X   X   X                   X
Growth & Income.............. X   X   X   X   X   X   X   X   X           X
Fundamental Value............ X   X   X   X   X   X   X           X       X
Multi Cap Growth............. X   X   X   X   X   X   X                   X
Fundamental Growth........... X   X   X   X   X   X   X           X       X
Small/Mid Cap CORE/SM/....... X   X   X   X   X   X   X           X       X                  X
Small/Mid Cap Growth......... X   X   X   X   X   X   X       X   X       X
Small Cap Equity............. X   X   X   X   X   X   X           X       X
Small Cap Value.............. X   X   X   X   X   X   X           X       X   X   X
Small Cap Growth............. X   X   X   X   X   X   X           X       X
International Equity Index... X   X   X   X   X   X   X       X   X       X
International Opportunities.. X   X   X   X   X   X   X           X       X
International Opportunities B X   X   X   X   X   X   X           X       X
Emerging Markets Equity...... X   X   X   X   X   X   X           X       X
Real Estate Equity........... X   X   X   X   X   X   X   X   X           X
Health Sciences.............. X   X   X   X   X   X   X                   X
Managed...................... X   X   X   X   X   X   X   X   X           X
Global Balanced.............. X   X   X   X   X   X   X                   X
Short-Term Bond.............. X   X   X   X   X   X   X       X   X       X
Bond Index................... X   X   X   X   X   X   X           X       X
Active Bond.................. X   X   X   X   X   X   X   X   X   X       X
High Yield Bond.............. X   X   X   X   X   X   X           X       X
Global Bond.................. X   X   X   X   X   X   X           X       X
Money Market................. X   X   X   X   X   X   X   X   X   X   X   X

                                          By Order of the Board of Trustees
                                          /s/ Michele G. Van Leer
                                          MICHELE G. VAN LEER
                                          Chairman, Board of Trustees

Boston, Massachusetts
August 21, 2002

 WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF VOTING INSTRUCTIONS. A VOTING INSTRUCTION FORM FOR EACH FUND YOU ARE USING WILL BE MAILED TO YOU. PLEASE COMPLETE AND RETURN ALL FORMS. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                PROXY STATEMENT

                                   CONTENTS

                                                                                                    Starting
              Topic                                                                                 on page
              -----                                                                                 --------

        GENERAL INFORMATION........................................................................     1

        Proposals 1A to 1K                    FUNDAMENTAL INVESTMENT RESTRICTIONS..................     3

        Proposal 2                            MANAGER OF MANAGERS..................................    21

        Proposal 3                            SMALL CAP VALUE FUND.................................    24

        Proposal 4                            LARGE CAP GROWTH FUND................................    28

        Proposal 5                            SMALL/MID-CAP CORE/SM/ FUND..........................    33

        Appendix A--Record Date and Voting Shares..................................................   A-1

        Appendix B--Summary of Current Management Agreements.......................................   B-1

        Appendix C--Further Information About John Hancock, Wellington Management and T. Rowe Price   C-1

        Appendix D--John Hancock's Calculation of Average Fund Expenses and Relative Performance
                     Consistency...................................................................   D-1

                              GENERAL INFORMATION

   This proxy statement is furnished in connection with the solicitation of voting instructions by the management of John Hancock Variable Series Trust I (the "Trust") for use at the Special Meeting of its shareholders (the "Meeting"), to be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts 02117, on Wednesday, September 25, 2002 at 11:00 A.M. Eastern time. This solicitation is being made of all shares of several series (the "Funds") of the Trust which are attributable to interests in John Hancock Variable Life Accounts U, V, UV and S; and John Hancock Variable Annuity Accounts U, V, JF, H and I (collectively, the "Accounts"). The cost of printing and mailing this notice and proxy statement and the accompanying voting instructions form will be borne by the Funds. In addition to solicitations by mail, John Hancock may solicit voting instructions in person or by telephone; such employees will not be compensated for such services. Solicitation materials were first made available on or about August 21, 2002.

   Each Fund will vote on the specific proposals indicated in the table on the attached notice.

   THE TRUST WILL FURNISH TO YOU, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR 2001 AND, WHEN AVAILABLE, ITS SEMI-ANNUAL REPORT AS OF JUNE 30, 2002. SUCH REQUEST MAY BE MADE BY MAIL OR BY TELEPHONE, USING THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER SHOWN ON THE COVER OF THIS PROXY STATEMENT.

Voting Instructions

   Although John Hancock and its subsidiary, John Hancock Variable Life Insurance Company (together, the "Insurers"), through the Accounts, legally own all of the Trust's shares, they will vote all of such shares in accordance with instructions given by owners of variable life insurance policies and variable annuity contracts, as discussed below. (For this purpose, the "owner" of a variable annuity contract during the period after annuity payments have commenced is the annuitant.)

   Any authorized voting instructions will also be valid for any adjournment of the meeting and will be revocable only at the direction of the owner executing them. If an insufficient number of affirmative votes are obtained to approve any item, the meeting may be adjourned to permit the solicitation of additional votes. Shares will be voted for any such adjournment in the discretion of the Insurer in whose Account the shares are held.

Whether a proposal is approved depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against that proposal.

   Any person giving voting instructions may revoke them at any time prior to their exercise by submitting a superseding voting instruction form or a notice of revocation to the Trust. In addition, although mere attendance at the meeting will not revoke voting instructions, an owner present at the meeting may withdraw his/her voting instruction form and give voting instructions in person. The Insurers will vote Trust shares in accordance with all properly executed and unrevoked voting instructions received in time for the meeting or properly given at the meeting.

   The Insurers will vote the shares of each Fund held in their respective Accounts which are attributable to the policies and contracts in accordance with the voting instructions received from the owners participating in that Fund. An Account's shares in any Fund which are not attributable to policies or contracts or for which no timely voting instructions are received will be represented and voted by the Insurers in the same proportion as the voting instructions which are received from all owners participating in the Fund through that Account. (Fund shares which are not attributable to policies or contracts include any shares purchased with contributions made as "seed money" to the Funds by the Insurers.)

   Please refer to Appendix A to this proxy statement if you wish additional information about the number of shares of each Fund that are outstanding or that are attributable to the Insurers (rather than to owners).

Majority Voting

   In order for the shareholders of any Fund to approve any of the proposals in this proxy statement, the proposal must receive the favorable vote of a majority of the outstanding shares of that Fund. When used in this proxy statement, a "majority vote of the outstanding voting shares" means the affirmative vote of more than 50% of the outstanding shares or, if it is less, 67% or more of the shares present or represented at the meeting.


 WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF VOTING INSTRUCTIONS. A VOTING INSTRUCTION FORM FOR EACH FUND YOU ARE USING WILL BE MAILED TO YOU. PLEASE COMPLETE AND RETURN ALL FORMS. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                      PROPOSALS 1A through 1K--ALL FUNDS

          CHANGES TO THE TRUST'S FUNDAMENTAL INVESTMENT RESTRICTIONS

   At its July 2, 2002 meeting, the Board of Trustees approved, and recommended that owners approve, substantial changes to the Trust's fundamental investment restrictions. The changes will make the restrictions under which all of the Funds operate simpler, more uniform, and more consistent with current industry practices.

   The revisions now being proposed include 11 changes for which shareholder approval is being sought. Each of these 11 proposed changes is separately discussed as one of Proposals 1A through 1K below. (The text of each fundamental investment restriction, as currently in effect and proposed to be amended, is set out at the appropriate place in that discussion.) The first seven of these proposals (i.e., Proposals 1A-1G) relate to all of the Funds. Each of the last four proposals (i.e., Proposals 1H-1K) applies to fewer than all the Funds.

Need for Shareholder Vote

   Each Fund has designated as "fundamental" certain restrictions covering specific types of investment practices. The Investment Company Act of 1940 (the "Investment Company Act") provides that these "fundamental" policies may be changed only with shareholder approval. (Restrictions that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board of Trustees in any way that the law permits without shareholder approval.)

   All of the investment restrictions that would be changed by Proposals 1A-1K are "fundamental," so shareholder approval is required for each of these proposals.

General Reasons for the Proposals

   There are two basic reasons why the Trust is proposing to substantially revise each Fund's fundamental investment restrictions. First, the current fundamental investment restrictions place greater limits on the Funds than is necessary or desirable. Second, the restrictions are more complicated than are necessary or desirable.

   As proposed to be revised, the fundamental investment restrictions would more closely resemble the more prevalent approach taken today by mutual funds other than the Trust. If the proposed revisions are approved, other controls discussed below would be relied upon, primarily to establish the parameters of each Fund's investment activities.

   Accordingly, the Board has approved changes to the Funds' fundamental restrictions in order to simplify, modernize and make more uniform those restrictions that are considered to be fundamental. The Board expects that shareholders may benefit from these changes in a number of ways. Among other things, the Board believes that eliminating unwarranted disparities among the Funds' fundamental restrictions will also enhance John Hancock's ability to manage efficiently and effectively each of the sub-investment managers in changing regulatory and investment environments.

   The following paragraphs discuss the general reasons in more detail. After that, additional considerations applicable to a specific proposed change are discussed later under the specific heading (i.e., "Proposal 1A," "Proposal 1B," etc.) assigned to that proposal.

   Current restrictiveness. Too often, the current restrictions prohibit a Fund from using investment techniques that it has not used previously. This can prevent a Fund from taking advantage of innovative investment products and practices, or even from using more traditional techniques that its fundamental investment restrictions happen to prohibit. This can be a particular problem when a Fund replaces its sub-investment manager. In such cases, the new sub-investment manager may wish to engage in practices that the fundamental investment restrictions prohibit merely because those restrictions were designed with the investment program of a prior sub-investment manager in mind.

   Such problems can be solved by seeking shareholder approval of changes to fundamental investment restrictions on a "case-by-case" basis. And the Funds have sought (and obtained) such approval in numerous instances in recent years. Nevertheless, the shareholder approval process involves time and expense. Also, in order to save costs, needed changes frequently are delayed so that they can be combined in the same mailing with other matters that are being submitted to owners participating in the Fund in question.

   Current complexity. The complexity of the Funds' current fundamental investment restrictions makes them difficult to understand and interpret. As new Funds have been created during recent years, fundamental restrictions covering the same topics often have been phrased in slightly different ways, sometimes providing new Funds with additional flexibility, or resulting in minor but often illogical differences in effect, or potentially giving rise to unintended differences in interpretation.

   The resulting complexity increases the chance of accidental non-compliance with them. The Trust's sub-investment managers have the initial responsibility for ensuring compliance with all applicable restrictions. The sub-investment managers' relative lack of experience in working with the Trust's complicated fundamental investment restrictions increases the danger of inadvertent compliance failures.

   Other applicable controls. Nor does the Trust believe there is any need for the Funds' fundamental investment restrictions to be as limiting or complicated as they are. Some of the fundamental investment restrictions simply restate (or approximately restate) legal requirements that will continue to apply, even if the fundamental investment restriction is deleted or revised. In these cases, the effect of the proposed change will simply be to enable a Fund, without shareholder approval, to take advantage of any future exemptions or liberalization in the law that may be obtained or occur in the future.

   In many other cases, the substance of a fundamental investment restriction that is now proposed to be deleted will be continued (or continued with modifications) as a non-fundamental policy or restriction to be observed by the Funds. (Such non-fundamental policies and restrictions, however, may be changed by the Trust at any time, without need of shareholder approval.)

   Finally, John Hancock exercises oversight as to any investment technique used by a sub-investment manager. John Hancock has advised the Board of Trustees, therefore, that sub-investment managers will not have a free hand in exercising any of the additional investment flexibility that the proposed changes in fundamental investment restrictions will provide. Rather, John Hancock has advised the Trust that it will monitor for any investment activities that John Hancock believes are not in a Fund's best interest; and John Hancock will take action to prohibit any such activities that it identifies.

   Although the proposed changes, therefore, would loosen the Trust's fundamental investment restrictions on certain activities, the sub-investment managers will by no means have unfettered discretion to engage in those activities. Proposals 1A through 1K, rather, affect only the manner in which such activities will be controlled. Historically, the Funds' fundamental investment restrictions have "micro managed" the Funds' investment programs, to a certain extent. The Board of Trustees, however, does not believe that fundamental investment restrictions can generally be sufficiently flexible or fund-specific to perform such a "micro management" function effectively. Nor did the Board of Trustees believe that any of the changes in fundamental investment restrictions will make it more difficult to ensure that each Fund operate in conformity with its intended investment strategy. In this regard, the Board was mindful of the active role John Hancock plays in working with sub-investment managers to avoid such problems. Such interaction between John Hancock and the sub-investment managers has proved a much more practical and advantageous means of defining and "policing" the parameters of each Fund's investment program (as compared to reliance on the fundamental investment restrictions for this purpose).

   Therefore, the proposed revisions in fundamental investment restrictions would make those restrictions more general, simpler, and less restrictive. (This, moreover, is today the more prevalent approach taken by mutual funds other than the Trust.) To the extent that the proposed revisions are approved, the other controls discussed above would be relied upon, primarily with respect to the activities in question.

Background of Current Fundamental Investment Restrictions

   As discussed above, the Trust believes that the Funds' current fundamental investment restrictions are more limiting and more complicated than is necessary or advisable. To a considerable degree, this results from the fact that the original version of the Trust's fundamental investment restrictions was drafted more than thirty years ago for one of the Trust's predecessor entities. For various historical reasons, mutual funds (such as the Trust) at that time commonly drafted their fundamental investment restrictions to be more limiting and more detailed than is common practice today.

   As the Trust has added new Funds over the years, the Trust has, for consistency, maintained the same overall scope and structure of fundamental investment restrictions. Nevertheless, there are significant differences in fundamental investment restrictions among the Funds. These differences have resulted from such factors as differences in the investment programs of the Funds; differences in the preference of the sub-investment managers of the Funds; and differences in law or industry practice at the times when new Funds were first brought to market.

   Due to such factors, the Trust's fundamental investment restrictions have become increasingly complicated, confusing, and inconsistent as among Funds. And, for many of the inconsistencies, there is now no reason other than historical happenstance. It is this state of affairs that, together with the overly restrictive nature of the Trust's current fundamental investment restrictions, has led to Proposals 1A through 1K below.

Implementation of the Proposed Changes

   Each change in the fundamental restrictions that is proposed for any Fund will take effect only following approval by the shareholders of that Fund. If approved, a revised fundamental investment restriction may not be further changed with respect a Fund without the approval of the holders of that Fund's shares.

   The Trust anticipates that these proposals, to the extent approved, will be implemented on or about October 1, 2002.

Trustees' Recommendation

   The Board of Trustees believes that the revisions proposed for each Fund's fundamental investment restrictions are in the best interests of that Fund and owners of its shares.

      THE BOARD OF TRUSTEES RECOMMENDS THAT OWNERS OF EACH AFFECTED FUND
       GIVE INSTRUCTIONS TO VOTE FOR APPROVAL OF PROPOSALS 1A THROUGH 1K

                            PROPOSAL 1A--ALL FUNDS

      CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING REAL ESTATE INVESTMENTS

   Upon the approval of Proposal 1A, the current fundamental restriction on real estate investments for each of the Funds would be changed as follows:

                              Current Restriction

   No Fund will:

      (1) Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust or an interest in a pool of real estate mortgage loans is not treated as an interest in real estate. Investments of the type permitted in the Real Estate Equity Fund are not deemed interests in real estate for the purposes of this restriction.

                             Proposed Restriction

   REAL ESTATE. No Fund will purchase or sell real estate. This restriction does not prevent (a) a Fund from acquiring real estate as a result of ownership of those securities or other instruments in which the Fund is permitted to invest; (b) a Fund from investing in securities that are secured by real estate or interests therein; (c) a Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein; or (d) the Real Estate Equity Fund from making any type of investment that it is otherwise permitted to make.

Relevant Considerations

   The general background and reasons for all of the currently proposed changes in the Funds' fundamental investment restrictions (including this Proposal 1A) are set out at pages 3-5 above. Set forth below are some additional considerations that pertain specifically to this Proposal 1A.

   The Funds' current fundamental investment restriction #1 (quoted above) prohibits most investments in (a) real estate or (b) "interests" in real estate.

   However, the current restriction exempts from its prohibition certain investments that might be deemed "interests" in real estate. It is unclear, however, whether other types of investments might also constitute "interests" in real estate and thus be prohibited by the current restriction. This ambiguity makes this restriction unnecessarily difficult to interpret and apply. The proposed revised restriction resolves this ambiguity by essentially limiting the scope of the restriction to direct ownership of real estate. Under this proposal, under normal circumstances, only the Real Estate Equity Fund would be permitted to make direct investments in real estate.

   The proposed revised restriction also makes clear a point that may already be implicit in the current restriction: a Fund may acquire real estate as a result of its ownership of other permitted investments. If a Fund, for example, owned a debt instrument secured by real estate, the Fund could acquire ownership in real estate in a foreclosure proceeding.

                            PROPOSAL 1B--ALL FUNDS

               CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS

   Upon the approval of Proposal 1B, the current fundamental restriction on making loans for each of the Funds would be changed as follows:

                              Current Restriction

   No Fund will:

      (2) Make loans, other than through the acquisition of obligations in which the Fund may invest consistent with its objective and investment policies, except that each Fund may lend portfolio securities not having a value in excess of 33 1/3% of the Fund's total assets.

                             Proposed Restriction

   LOANS. No Fund will make loans, except that this restriction does not prevent a Fund from (a) making loans through the acquisition of obligations in which the Fund may invest consistent with its objective and investment policies; (b) lending portfolio securities; or (c) making loans to other Funds or investment companies managed or sponsored by an investment adviser to the Fund or by any company controlling, controlled by, or under common control with such investment adviser.


Relevant Considerations

   The general background and reasons for all of the currently proposed changes in the Funds' fundamental investment restrictions (including this Proposal 1B) are set out at pages 3-5 above. Set forth below are some additional considerations that pertain specifically to this Proposal 1B.

   The Funds' current fundamental investment restriction #2 (quoted above) imposes a limit (33 1/3%) on the amount of a Fund's portfolio securities that it may lend. The proposed revised restriction would not include this limit. Under a current SEC staff interpretation, however, the Funds will still remain subject to the limit, but it will be non-fundamental. This means that a Fund could, without obtaining shareholder approval, lend more than 33 1/3% of its portfolio securities, if the SEC staff ever changes its position. This could be beneficial to a Fund, inasmuch as the Funds earn a significant return on their securities lending activities.

   Fundamental investment restriction #2 also would be broadened to permit loans from one Fund to another Fund or to certain other related investment companies. This is a practice that some other mutual fund complexes have begun to follow in recent years. It is intended to enable one Fund to temporarily borrow amounts for such purposes as paying redemption requests, where the borrowing Fund does not have enough ready cash available for this purpose but the lending Fund does. The Trust would not expect to use such borrowings for longer-term purposes, however, including any borrowing by a Fund to finance its "leveraged" investment activities. In any case, an inter-fund lending arrangement would require further approval by the Board of Trustees prior to its implementation, and the Board of Trustees would consider the best interests of each Fund before approving that Fund's participation in the arrangement. In particular, the Trustees would consider whether the borrowing and lending Funds could obtain better terms under such an arrangement than would be available from unrelated parties, and whether the lending Fund could be subject to additional risks. Also, under current law, the Funds would need to rely on an exemption from the SEC. The SEC has been incorporating numerous conditions into such exemptions that are designed to protect investors.

                            PROPOSAL 1C--ALL FUNDS

               CHANGE TO FUNDAMENTAL RESTRICTION ON COMMODITIES
                           AND PUT AND CALL OPTIONS

   Upon the approval of Proposal 1C, the current fundamental restriction, relating to commodities and put and call options, would be changed for each of the Funds as follows:

                            Current Restriction/1/

   No Fund will:

      (3) Invest in commodities or in commodity contracts or in puts, calls or a combination of both, except that

       (A) the Equity Index, Large Cap Value, Large Cap Growth, Large Cap Value CORE/SM/, Large Cap Aggressive Growth, Fundamental Value, Multi Cap Growth, Fundamental Growth, Small Cap Value, Small/Mid Cap Growth, Small/Mid Cap CORE/SM/, Small Cap Equity, Small Cap Growth, International Equity Index, International Opportunities, International Opportunities B, Emerging Markets Equity, Health Sciences, Managed, Global Balanced, Short-Term Bond, Bond Index, High Yield Bond and Global Bond Funds may

          (i) write call options on, and purchase put options covered by, securities held by them and purchase and sell options to close out positions thus established, provided that no such covered call or put option position will be established in the Large Cap Growth Fund if more than one-third of the Fund's total assets would immediately thereafter be subject to such call and put options,

          (ii) purchase options on stock indexes and write such options to close out positions previously established, and

          (iii) enter into financial futures contracts or purchase options on such contracts, and effect offsetting transactions to close out such positions previously established; provided that, (a) as to the Large Cap Value, Large Cap Growth, and Small Cap Equity Funds, no position in financial futures, options thereon or options on securities indexes will be established if, immediately thereafter, the then-current aggregate value of all securities owned or to be acquired by the Fund which are hedged by such instruments exceeds one-third of the value of its total assets and (b) as to the Equity Index, Large Cap Value, Small Cap Equity, and International Opportunities Funds, no futures position or position in options on futures will be established if, immediately thereafter, the total of the initial margin deposits required by commodities exchanges with respect to all open futures positions at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the Fund's total assets;

       (B) with respect to the Equity Index, Large Cap Value, Large Cap Value CORE/SM/, Large Cap Aggressive Growth, Fundamental Value, Multi Cap Growth, Fundamental Growth, Small/Mid Cap CORE/SM/, Small/Mid Cap Growth, Small Cap Equity, Small Cap Value, Small Cap Growth, International Equity Index, International Opportunities, International Opportunities B, Emerging Markets Equity, Health Sciences, Managed, Global Balanced, Short-Term Bond, Bond Index, Active Bond, High Yield Bond, and Global Bond Funds, forward foreign exchange contracts, forward commitments, and when issued securities are not deemed to be commodities or commodity contracts or puts or calls for the purpose of this restriction;
--------
/1/ For purposes of this restriction, the entering into a futures contract or the acquisition or writing of any option thereon or on any security or market index, is not be deemed an acquisition or investment in (i) any securities of any exchange or clearing corporation for any such instrument or (ii) any debt obligations or in any stocks comprising indexes on which such instrument is based, but which the Fund does not hold directly in its portfolio.

       (C) the Large Cap Value CORE/SM/, Large Cap Aggressive Growth, Fundamental Value, Multi Cap Growth, Small/Mid Cap Growth, Small/Mid Cap CORE/SM/, Small Cap Growth, International Equity Index, International Opportunities B, Emerging Markets Equity, Health Sciences, Managed, Global Balanced, Short-Term Bond, Bond Index, High Yield Bond, and Global Bond Funds may, in addition to the activities permitted in (A) and (B) above,

          (i) write put and call options on securities and market indexes, if such positions are covered by other securities or outstanding put and call positions of the Fund, and purchase put and call options to close out any positions thus established, and

          (ii) enter into futures contracts on securities or market indexes, or purchase or write put or call options on such futures contracts, for hedging or speculative (non-hedging) purposes, and enter into offsetting transactions to close out any positions thus established; provided that none of these Funds may purchase, sell or write such futures or options other than for bona fide hedging purposes if immediately thereafter the Fund's margin deposits on such non-hedging positions, plus the amount of premiums paid for outstanding options on futures contracts that are not for bona fide hedging purposes (less any amount by which any such option is "in the money" at the time of purchase) exceeds 5% of the market value of the Fund's net assets;

       (D) the Large Cap Growth and Active Bond Funds may enter into futures contracts and purchase or write options thereon to the same extent as is permitted in (C)(ii), above, with respect to the Funds listed therein, and the Growth & Income and Real Estate Equity Funds may enter into futures contracts and purchase or write options thereon to the same extent as if permitted in (A)(iii) and (C)(ii) above; and

       (E) the Equity Index, Large Cap Value, Large Cap Value CORE/SM/, Large Cap Aggressive Growth, Fundamental Value, Multi Cap Growth, Fundamental Growth, Small/Mid Cap CORE/SM/, Small Cap Equity, Small Cap Value, Small Cap Growth, International Equity Index, International Opportunities, International Opportunities B, Emerging Markets Equity, Health Sciences, and Managed, Global Balanced, High Yield Bond, and Global Bond Funds may purchase or write put or call options on foreign currencies, may purchase put or call options on securities, and may enter into closing transactions with respect to any of such options.

                             Proposed Restriction

   COMMODITIES. No Fund will purchase or sell physical commodities, except that a Fund may sell physical commodities acquired as a result of ownership of those securities or other instruments in which a Fund is permitted to invest.

   Under this proposal, there would no longer be any fundamental investment restrictions dealing specifically with financial futures contracts or put and call options. In addition, approval of this proposal would have the effect of authorizing the Large Cap Growth, Growth & Income, Real Estate Equity, and Money Market Funds to use forward currency contracts, forward commitments to purchase securities, and when issued securities (as all of the other Funds are already permitted to do.)

   The proposed changes to this fundamental restriction are intended to ensure that the Funds will have adequate flexibility, without obtaining shareholder approval, to enter into hedging and other transactions utilizing financial futures contracts and put and call options, when doing so is permitted by the Funds' other investment policies.

Relevant Considerations

   The general background and reasons for all of the currently proposed changes in the Funds' fundamental investment restrictions (including this Proposal 1C) are set out at pages 3-5 above. Set forth below are some additional considerations that pertain specifically to this Proposal 1C.

   The current provision. The Investment Company Act requires a mutual fund to adopt a fundamental investment restriction that states the extent to which (if at all) it will invest in "commodities." Until the 1980s, therefore, the Trust's fundamental investment restrictions prohibited the Trust from investing in "commodities or commodity contracts." Prior to the 1980s, the Trust's fundamental investment restriction #3 also contained an absolute prohibition on the use of most "puts and calls." When the provision was originally drafted, the phrase "puts and calls" usually was understood to refer to put and call options on securities that historically had been sold "over-the-counter" by so-called "put and call brokers." Subject to numerous exceptions that have been added over the years, these basic prohibitions still exist in the Trust's current fundamental investment restriction #3.

   When various Funds of the Trust began (in the 1980s) to reserve the latitude to use financial futures contracts, the legal question arose whether these might be viewed as "commodity" contracts, because futures contracts historically had been a common device for trading in physical commodities. If financial futures contracts were deemed to be commodity contracts, they would have been prohibited by fundamental investment restriction #3 as it then existed. Therefore, in the absence of clear legal authority or much precedent, it was thought prudent to incorporate into the Trust's fundamental restrictions specific authorization of the extent to which each Fund expected to be using financial futures contracts and options thereon. This led to considerable complexity in fundamental investment restriction #3 (as quoted above).

   In addition, the Trust was concerned that the terms "put" and "call" could theoretically be stretched beyond the types of over-the-counter puts and calls that were prevalent at the time fundamental investment restriction #3's predecessor was originally drafted. For example, the restriction could be deemed to apply to (and thus prohibit) any of the other types of options that mutual funds now commonly use, such as index options, options on futures, currency options, interest rate options, and exchange-traded options on securities. Therefore, when, beginning in the 1980s, various Funds desired leeway to use these kinds of options, exceptions were written into fundamental investment restriction #3 (after obtaining shareholder approval, in the case of existing Funds). This, too, added complexity to the fundamental investment restrictions.

   The current proposal. By now, it is generally accepted that financial futures and options thereon need not be treated as "commodities." Thus, one of the basic reasons that fundamental investment restriction #3 currently refers to financial futures and options thereon seems no longer to apply. Therefore, the Trust is now proposing to eliminate from its fundamental investment restriction #3 the rather voluminous references to financial futures contracts and options thereon.

   Conceivably, however, there could still be some question as to whether the current restriction's prohibition on "commodity contracts" applies to financial futures contracts or options thereon. Accordingly, the current prohibition on the use of "commodity contracts" is also proposed to be deleted.

   Rather than deleting altogether the fundamental investment restrictions pertaining to financial futures contracts and options thereon, it might theoretically be possible to simplify and rationalize them. On the other hand, the different types of these instruments (as well as the potential uses to which they may be put by different Funds) is so numerous and varied that any such revised fundamental investment restrictions would necessarily still have disadvantages. Specifically, the restrictions either would still be very detailed and complicated or they would have to grant such sweeping authority as to be of possibly doubtful utility. Under all of the circumstances, therefore, the Trust believes it is preferable to delete all references to financial futures contracts and options therein, as this proposal contemplates.

   Similarly, the types of put and call options that various of the Funds may wish to use (as well as the uses to which such options may be put) have now become so numerous and varied that any description of them in the fundamental investment restrictions (unless the description is fairly "broad-brush") quickly becomes complex and cumbersome. Therefore, the Trust is proposing to delete entirely the voluminous references to puts and calls that currently appear in restriction #3.

Special Considerations for the Large Cap Growth, Growth & Income, Real Estate Equity, And Money Market Funds

   In economic substance, forward foreign currency contracts, forward commitments, and when issued securities bear some resemblance to "futures" contracts (although they are not commonly referred to as such). Because of this resemblance, it was in the past thought prudent to include, as fundamental investment restriction #3(B), a statement to the effect that these instruments were not subject to the fundamental investment restrictions applicable to futures contracts. Under the proposal now being made, however, this statement will be deleted as superfluous, because the references to futures contracts are also being deleted (as discussed above).

   As to the Large Cap Growth, Growth & Income, Real Estate Equity, and Money Market Funds, however, fundamental investment restriction #3B never contained any statement to the effect that forward currency contracts, forward commitments to purchase securities, and when issued securities are not considered futures contracts. Therefore, by implication, current fundamental investment restriction #3B could be read to prohibit these funds from using these instruments. Therefore, the proposed deletion of restriction #3B could be interpreted as authorizing, for the first time, the Large Cap Growth, Growth & Income, Real Estate Equity, and Money Market Funds to use forward currency contracts, forward commitments to purchase securities, and when issued securities. To that extent, this Proposal 1C, in effect, also entails approval of those investments by the shareholders of each such Fund.

   The Trust believes there is no sufficient reason why the Large Cap Growth, Growth & Income, Real Estate Equity, and Money Market Funds should be treated any differently from all of the other Funds, which are permitted to invest in forward currency contracts, forward commitments to purchase securities, and when issued securities. This proposal, therefore, would result in the same treatment for all Funds in that regard.

                            PROPOSAL 1D--ALL FUNDS

             CHANGE TO FUNDAMENTAL RESTRICTION ON BORROWING MONEY

   Upon the approval of Proposal 1D, the current fundamental restriction on borrowing money for each of the Funds would be changed, as follows:

                              Current Restriction

   No Fund will:

      (5) Borrow money, except from banks as a temporary measure where such borrowings would not exceed 5% of the market value of total assets of the Fund as of the time each such borrowing is made, or 10% as to the Large Cap Value CORE/SM/, Large Cap Aggressive Growth, Fundamental Value, Fundamental Growth, Small/Mid Cap CORE/SM/, Small Cap Value, International Equity Index, International Opportunities B, Emerging Markets Equity, Health Sciences, Bond Index, and High Yield Bond Funds, subject to a non-fundamental policy that none of these Funds will make additional investments at any time when such borrowings plus any amounts payable by the Fund under reverse repurchase agreements exceed 5% of that Fund's total assets.

                             Proposed Restriction

   BORROWING. No Fund will borrow money, except that this restriction will not prevent a Fund from borrowing (a) from banks for any purpose, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the Fund as required under section 18(f)(1) of the Investment Company Act (subject to any amendments to, regulations under, or exemptions from section 18(f)(1) of the Investment Company Act); (b) for temporary purposes only, provided that loans for temporary purposes do not exceed 5% of the value of the total assets of the Fund as of the time when each such loan is made; or (c) from another fund, or from a related entity of another fund, pursuant to any amendments to, regulations under, exemptions from or interpretations of the Investment Company Act.

Relevant Considerations

   The general background and reasons for all of the currently proposed changes in the Funds' fundamental investment restrictions (including this Proposal 1D) are set out at pages 3-5 above. Set forth below are some additional considerations that pertain specifically to this Proposal 1D.

   Current fundamental investment restriction #5 limits (quoted above) borrowing by a Fund to no more than 5% or 10% (depending on the Fund) of the Fund's total assets. The Funds that currently are subject to the higher 10% limit are the Large Cap Value CORE/SM/, Large Cap Aggressive Growth, Fundamental Value, Fundamental Growth, Small/Mid Cap CORE/SM/, Small Cap Value, International Equity Index, International Opportunities B, Emerging Markets Equity, Health Sciences, Bond Index, and High Yield Bond Funds.

   The proposed revision to this restriction would allow any Fund to borrow an amount equal to as much as 33 1/3% of its total assets. This could be useful, if a Fund at any time decides to adopt a more "leveraged" capital structure. A more leveraged structure could offer a Fund an opportunity to have better performance if its investments do well; but it would run the risk of worse performance if its investments do poorly. None of the Funds currently has any intention to operate on a more leveraged basis than it currently does. However, in the future, it is possible that a new manager or strategy for a fund could require a more "leveraged" capital structure if the manager has demonstrated skill in adding value through such techniques. Indeed, even if this proposal is approved, all of the Funds will still operate under a strict non-fundamental restriction on borrowing. Specifically, if borrowings by a Fund ever exceed 5% of its total assets, that Fund will make no new investments until it has paid down its borrowings to below 5%.

   The increased borrowing authority provided under this Proposal 1D could also be useful to a Fund if certain emergencies arose. For example, it could make each Fund better able to continue to honor redemption requests at times when unforeseen circumstances make it impossible or inadvisable to liquidate portfolio holdings commensurate with the amount of requested redemptions. Finally, the proposed revisions also will permit the kind of inter-Fund borrowings referred to in Proposal 1B above, which are prohibited under the current version of fundamental investment restriction #5. Even if this Proposal 1D is approved, all of the types of borrowings referred to in this paragraph will still remain subject to the 5% non-fundamental restriction referred to in the immediately preceding paragraph above.

                            PROPOSAL 1E--ALL FUNDS

         DELETION OF FUNDAMENTAL RESTRICTIONS ON PURCHASING SECURITIES
                    ON MARGIN AND SELLING SECURITIES SHORT

   A current fundamental investment restriction prohibits the purchase of securities on margin and the selling of securities "short," as follows:

                              Current Restriction

   No Fund will:

      (7) Purchase securities on margin, except for short-term credits as may be necessary for the clearance of purchases or sales of securities, or effect a short sale of any security. Neither the use of futures contracts as permitted by restriction (3) above, nor the use of option contracts as permitted by restriction (3) above, shall be deemed to be the purchase of a security on margin.

   The Trust now proposes to delete this restriction.

   The general background and reasons for all the currently proposed changes in the Funds' fundamental investment restrictions (including this Proposal 1E) are set out at pages 3-5 above. In addition, it should be noted that none of the Funds has any current intention to engage in these activities (i.e., purchases of securities on margin and short sales). Even if a Fund does wish to engage in these types of transactions, the principle issue raised is that these investment techniques involve a form of "leverage," and that could increase the level of risk to the Fund.

   All of the Funds, however, are authorized to make other types of investments that also potentially involve "leverage" that could carry equal or greater risks. Good examples of this would be financial futures contracts, options thereon, and other types of put and call options. Under the other proposals made in this proxy statement, these other potential forms of leverage will not be subject to any fundamental investment restriction. The Trust does not believe there is any sufficient reason for treating margin purchases and short sales any differently from such other potential forms of leverage. These types of transactions may be advantageous to a Fund based on current market conditions. For example, margin purchases may be advantageous to a Fund during a period of upward price trends and short sales may be advantageous during a period of downward price trends. In the future, it is possible that a new manager or strategy for a Fund could require use of such techniques if there is a demonstrated skill in adding value through such techniques.

   For these reasons, and to afford the Funds the ability, without obtaining shareholder approval, to purchase securities on margin and sell securities short, the Trust is proposing to delete in its entirety current fundamental investment restriction #7 (quoted above).

                            PROPOSAL 1F--ALL FUNDS

       DELETION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES

   Upon the approval of Proposal 1F, the current fundamental restriction on issuing senior securities for each of the Funds would be changed, as follows:

                              Current Restriction

   No Fund will:

      (11) Issue senior securities. For the purposes of this restriction, the following shall not be deemed to be the issuance of a senior security: the use of futures contracts as permitted by restriction (3), above; the use of option contracts as permitted by restriction (3), above; or the use of foreign currency contracts.

                             Proposed Restriction

   SENIOR SECURITIES. No Fund will issue senior securities, except as permitted under Section 18(f) of the Investment Company Act, any amendments thereto, any regulations thereunder, or any applicable exceptions therefrom.

Relevant Considerations

   The general background and reasons for all of the currently proposed changes in the Funds' fundamental investment restrictions (including this Proposal 1F) are set out at pages 3-5 above. Set forth below are some additional considerations that pertain specifically to this Proposal 1F.

   Current fundamental investment restriction #11 (quoted above) prohibits any Fund from issuing any "senior security." A "senior security" for this purpose would include (i) certain types of indebtedness that a Fund might issue or incur or (ii) any preferred stock or other security issued by a Fund that had any preferences over the Fund's ordinary shares.

   If the prohibition on issuing senior securities were to remain in place, the Funds would be unable to take advantage of the ability to borrow up to the extent contemplated by Proposal 1D above. Therefore, the Trust is proposing to delete this fundamental investment restriction. The enhanced ability to borrow could help ensure that the Funds will always be able to satisfy redemption requests without having to liquidate portfolio securities at an inopportune time. Any Fund that incurs debt or other obligations under a senior security may, however, need to use available cash or liquidate portfolio securities from time to time to satisfy those obligations. Overall, Proposal 1F will enable each Fund to borrow money, subject to the conditions and limitations discussed in Proposal 1D and to the obligations each Fund has not to erode or impair a shareholder's right of redemption.

   Even if this Proposal 1F is approved, however, the Investment Company Act will still prohibit a Fund from issuing other senior securities. This means that, unless the law were amended or the SEC were to grant an exemption from it, the only effect of deleting fundamental investment restriction #11 will be to allow the Funds to take advantage of the increased borrowing authority, as discussed in Proposal 1D above. The Trust is not aware that any such amendment or exemption is contemplated by the Congress or the SEC.

                            PROPOSAL 1G--ALL FUNDS

        DELETION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR "CONTROL"

   A current fundamental investment restriction prohibits a Fund from making investments for the purpose of exercising control over a portfolio company, as follows:

                              Current Restriction

   No Fund will:

      (8) Invest for the purpose of exercising control over or management of any company.

   This could hinder a Fund from taking an "activist" stance with respect to any of its portfolio investments.

   More mutual funds are taking such an activist stance in some cases. For example, a Fund might participate in a proxy contest or otherwise join with other investors to influence a portfolio company (1) to change executive compensation, accounting, or other policies the Fund believes are contrary to investors' best interests or (2) to take other steps to increase shareholder value. There would appear to be no reason not to clarify the Funds' ability to take these kinds of actions where they appear to be in a Fund's best interest.

   In addition, the general background and reasons for all of the currently proposed changes in the Funds' fundamental investment restrictions set out at pages 3-5 above are also relevant to this proposal.

   Therefore, the Trust is proposing to delete in its entirety current fundamental investment restriction #8 (quoted above).

                PROPOSAL 1H--GROWTH & INCOME, LARGE CAP GROWTH,
       REAL ESTATE EQUITY, MANAGED, ACTIVE BOND, AND MONEY MARKET FUNDS

         DELETION OF FUNDAMENTAL RESTRICTION ON PURCHASING INVESTMENTS
                         THAT ARE OR MAY BE "ILLIQUID"

   A current fundamental investment restriction imposes special restrictions on the ability of the Growth & Income, Large Cap Growth, Real Estate Equity, Managed, Active Bond and Money Market Funds to purchase certain securities that are or may be illiquid, as follows:

                              Current Restriction

      (6) Except as set forth in the following sentence, neither the Growth & Income, nor the Large Cap Growth, Real Estate Equity, Managed, Active Bond, or Money Market Funds may purchase securities which are subject to legal or contractual delays in or restrictions on resale. The Growth & Income, Large Cap Growth, Real Estate Equity, Managed and Active Bond Funds may, however, purchase restricted securities, including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933, subject to a non fundamental restriction limiting all illiquid securities held by each Fund to not more than 15% of the Trust's net assets.

   There would seem to be no good reason for singling these Funds out for special restrictions. Doing so may deprive these Funds of the opportunity to maximize their performance for the benefit of investors, albeit with investments that may be more difficult to price and sell than more "liquid" securities. Moreover, even if this restriction is deleted, an SEC administrative position would remain in place that requires no more than 15% (10% for the Money Market Fund) of a Fund's assets to be illiquid.

   Accordingly, the Trust believes that there are adequate controls on investments in illiquid investments, even without current fundamental investment restriction #6 (quoted above), so that this change is not anticipated to materially affect any Fund's ability to honor redemption requests. In addition, the general background and reasons for all of the currently proposed changes in the Funds' fundamental investment restrictions set out at pages 3-5 above are also relevant to this proposal. Therefore, it is now proposed to delete this restriction.

     PROPOSAL 1I--LARGE CAP GROWTH, GROWTH & INCOME, SMALL/MID CAP GROWTH,
        INTERNATIONAL EQUITY INDEX, REAL ESTATE EQUITY, MANAGED, SHORT
                TERM BOND, ACTIVE BOND, AND MONEY MARKET FUNDS

         DELETION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES
                     ISSUED BY OTHER INVESTMENT COMPANIES

   A Fund's ability to invest in other investment companies is regulated by specific provisions in the Investment Company Act. A current fundamental investment restriction restates most of these provisions, as follows:

                              Current Restriction

   No Fund will:

      (9) Unless received as a dividend or as a result of an offer of exchange approved by the Securities and Exchange Commission ("SEC") or of a plan of reorganization, purchase or otherwise acquire any security issued by an investment company if the Fund would immediately thereafter own (a) more than 3% of the outstanding voting stock of the investment company, (b) securities of the investment company having an aggregate value in excess of 5% of the Fund's total assets, (c) securities of investment companies having an aggregate value in excess of 10% of the Fund's total assets, or (d) together with investment companies having the same investment adviser as the Fund (and companies controlled by such investment companies), more than 10% of the outstanding voting stock of any registered closed-end investment company. A real estate or mortgage investment trust is not considered an investment company. This restriction (9) does not apply to the Equity Index, Large Cap Value, Large Cap Value CORE/SM/, Large Cap Aggressive Growth, Fundamental Value, Multi Cap Growth, Fundamental Growth, Small/Mid Cap CORE/SM/, Small Cap Equity, Small Cap Value, Small Cap Growth, Health Sciences, International Opportunities, International Opportunities B, Emerging Markets Equity, Global Balanced, Bond Index, High Yield Bond or Global Bond Funds.

   The above restriction, however, fails to allow a Fund to invest in other investment companies in some cases where the Investment Company Act would permit it. The cases are unlikely to be of much practical significance to any Fund, however.

   As shown above, some of the Funds are excluded from the current fundamental investment restriction and, therefore, can take full advantage of the flexibility that the law permits. (The Funds that are subject to this restriction are the Large Cap Growth, Growth & Income, Small/Mid Cap Growth, International Equity Index, Real Estate Equity, Managed, Short Term Bond, Active Bond and Money Market Funds.)

   There appears to be no good reason, though, why some Funds should be subject to restriction #9 (quoted above), while others are not.

   Therefore, the Trust is proposing to delete this restriction. The general background and reasons for all the currently proposed changes in the Funds' fundamental investment restrictions (including this Proposal 1I) are set out at pages 3-5 above. Also, approval of this proposal will have the advantage of allowing all Funds, without the need for shareholder approval, to take advantage of any future relaxation of legal requirements governing a Fund's purchase of securities issued by other investment companies. (The Trust is not aware of any such relaxations that are contemplated, however.)

   PROPOSAL 1J--ALL FUNDS EXCEPT THE LARGE CAP GROWTH, LARGE CAP AGGRESSIVE
        GROWTH, GROWTH & INCOME, MULTI-CAP GROWTH, REAL ESTATE EQUITY,
              HEALTH SCIENCES, MANAGED, AND GLOBAL BALANCED FUNDS

        DELETION OF FUNDAMENTAL RESTRICTION CONCERNING DIVERSIFICATION
                                OF INVESTMENTS

   A current fundamental investment restriction largely restates the requirements of the Investment Company Act that apply to each Fund that classifies itself as "diversified," as follows:

                              Current Restriction

   No Fund will:

      (10) Purchase securities of any issuer, if (a) with respect to 75% of the market value of its total assets, more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, unless such issuer is the United States Government or its agency or instrumentality, or (b) such purchase would result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This restriction (10) does not apply to the Growth & Income, Large Cap Growth, Large Cap Aggressive Growth, Multi Cap Growth, Real Estate Equity, Health Sciences, Managed, Global Balanced or Global Bond Funds.

   The Trust, therefore, is proposing to delete this restriction. The general background and reasons for all of the currently proposed changes in the Funds' fundamental investment restrictions (including this Proposal 1J) are set out at pages 3-5 above. Also, given the Investment Company Act's requirements for "diversified" funds, this deletion will have little practical effect. (The Trust is not aware that any loosening of those current legal requirements is in contemplation.)

   The current restriction is, however, in one respect more restrictive than the Investment Company Act's requirements for "diversified" funds. Specifically, current fundamental investment restriction #10 absolutely prevents the "diversified" Funds from purchasing more than 10% of the voting securities of any one issuer, whereas the Investment Company Act would permit such purchases, to the extent set out in the first paragraph immediately below. If the current restriction is deleted, so that these Funds will remain subject only to the Investment Company Act requirement, the Trust's "diversified" Funds will have more leeway.

   Even though the "diversified" Funds will, under this proposal, be able to own a larger percentage of some portfolio companies, the Investment Company Act will still impose significant legal restrictions in this regard. Specifically, the following types of investments cannot in the aggregate exceed 25% of any such Fund's assets: (1) securities comprising over 10% of an issuer's outstanding voting securities plus (2) securities of issuers in which the Fund has invested more than 5% of its assets. In addition, the Money Market Fund may invest more than 5% of its assets in any one issuer for a maximum of three days and cannot have investments that large in more than 1 issuer (excluding government securities) at a time.

   Accordingly, the Trust believes that no further restrictions in these regards are necessary or desirable. Moreover, unnecessary restrictions can deprive Funds of certain opportunities to maximize their investment returns. Therefore, the Trust is proposing to delete fundamental investment restriction #10 (quoted above) in its entirety.

   As shown above, the deletion of fundamental investment restriction #10 will have no effect on the Funds that are currently classified as non-diversified. These are the Large Cap Growth, Large Cap Aggressive Growth, Growth & Income, Multi-Cap Growth, Real Estate Equity, Health Sciences, Managed, and Global Balanced Funds.

                        PROPOSAL 1K--MONEY MARKET FUND

                  ADDING AUTHORITY TO CONCENTRATE INVESTMENTS
                           IN U.S. BANKING INDUSTRY

   Unless it obtains shareholder approval, the Money Market Fund may not currently invest more than 25% of its assets in securities of issuers who are primarily in the same industry. Now, however, the Money Market Fund proposes to amend its fundamental investment restrictions so as to specifically permit the Money Market Fund to invest more than 25% of its assets in money market instruments issued by U.S. banks. If this proposal is approved, the relevant fundamental investment restriction, as applicable to the Money Market Fund, would read as follows:

                             Proposed Restriction

   INDUSTRY CONCENTRATION. No Fund will purchase the securities of issuers conducting their principal business activity in the same industry, if, immediately after such purchase, the Fund's investments in such industry would exceed 25% of the value of its total assets at the time of such investment. This restriction does not limit the Money Market Fund's investments in instruments issued by domestic banks (or by a foreign branch of a domestic bank, but only if the domestic bank is unconditionally liable in the event that the foreign branch fails to honor the instrument).

Relevant Considerations

   The general background and reasons for all of the currently proposed changes in the Funds' fundamental investment restrictions (including this Proposal 1K) are set out at pages 3-5 above. Set forth below are some additional considerations that pertain specifically to this Proposal 1K.

   Even though this change will permit the Money Market Fund to invest more than 25% of its assets in instruments issued by U.S. banks, the Fund could not invest more than 25% of its assets in instruments issued by any single U.S. bank. This is because, as a "diversified" fund, investment of more than 5% of the Money Market Fund's assets in any one issuer would still be limited, to the extent discussed under Proposal 1J above.

   Moreover, this Fund, like other money market funds, is subject to strict legal requirements concerning the credit quality and other terms of the investments it makes. These restrictions are designed to ensure that the Money Market Fund's share value does not vary up or down. Particularly given these and other applicable protections for investors, the Trust does not believe it is necessary or desirable for the Money Market Fund to be precluded from concentrating its investments in the U.S. banking industry. The current prohibition, moreover, may cause the Money Market Fund at times to have poorer investment results than would otherwise be possible.

   Therefore, the Trust proposes that the Money Market Fund be permitted to concentrate its portfolio in the U.S. banking industry, in the manner discussed above.

                             PROPOSAL 2--ALL FUNDS

                 APPROVAL OF "MANAGER OF MANAGERS" ARRANGEMENT

Features of the Proposed Manager of Managers Arrangement

   Under this proposed arrangement, any Fund of the Trust could (a) replace a sub-investment manager without obtaining approval of the Fund's shareholders or
(b) materially change an agreement with an existing sub-investment manager without obtaining such shareholder approval.

   Currently a Fund's agreement with a new sub-investment manager (and most subsequent changes in such agreements) must receive shareholder approval within a limited period of time prescribed by SEC rule. If such votes are to be avoided, it is necessary to obtain an exemptive order from the SEC, as described further below. A Fund that operates under an Order of this type is commonly said to be operating under a "manager of managers" arrangement.

   Under the proposed manager of managers arrangement, the Board of Trustees, including a majority of the independent Trustees, would still be required to approve any agreement with a new sub-investment manager or any change in an existing agreement. (An "independent" Trustee is one who is free of significant conflicts of interest, as prescribed in the Investment Company Act.) Moreover, shareholder approval would still be required if the sub-investment manager in question is one of John Hancock's affiliated companies.

   Shareholder approval would also be required if any increase were proposed in the investment advisory fee paid by a Fund to John Hancock. Also, all of the sub-investment managers' fees will continue to be paid by John Hancock rather than the Fund. This means that, even if a new sub-investment manager charges a higher fee than its predecessor (or if an existing sub-investment manager increases its fee), John Hancock (rather than shareholders or insurance contract owners) will pay the difference. Under the manager of managers arrangement, John Hancock would not be permitted to pass these costs on to the Trust without first obtaining shareholder approval.

   Even under the manager of managers arrangement, contract owners will receive substantially the same information about a sub-investment management agreement change as they would have received if they had received voting materials for such change. This information will be delivered to owners within 90 days after the change.

Reasons for the Proposed Manager of Managers Arrangement

   Because John Hancock actively monitors and evaluates the Trust's sub-investment managers, it periodically recommends replacing a sub-investment manager. Since a shareholder vote currently is required, this is an expense for the Fund involved./2/

   Also, a particular problem now exists if a new sub-investment manager is to be compensated at a higher rate than the old one. In that case, the new sub-investment manager cannot take over (or must serve under an interim agreement at the old fee rate) until shareholder approval is obtained. This can create unnecessary (though usually not insuperable) problems and additional costs in transitioning to a new sub-investment manager. The requirement for shareholder approval in these cases is somewhat anomalous, to the extent that John Hancock pays any increase in the sub-investment management fee. The transition process can be made less cumbersome by instituting the proposed manager of managers arrangement.
--------
/2/ To the extent that the Fund's operating expenses (excluding investment management fees, but including costs of obtaining shareholder approval) exceed 0.10% per annum, John Hancock (rather than the Fund) may effectively bear all or part of the expense of obtaining shareholder approval, pursuant to its expense reimbursement arrangements with a Fund.

   In summary, adoption of the manager of managers arrangement should enable the Trust to respond more rapidly and efficiently to changing circumstances that may make advisable a change in sub-investment management arrangements.

SEC Exemptive Order

   Before the manager of managers arrangement goes into effect, it will be necessary for the Trust to apply for and obtain an exemptive order ("Order") from the SEC. The SEC has granted many such Orders in recent years. The SEC invariably imposes certain conditions intended to protect investors in the Fund. Based on prior Orders, the Trust believes that any Order that it obtains will be subject to at least the following conditions:

  . Before an existing Fund may rely on the Order, the manager of managers arrangement must be approved by the Fund's shareholders.

  . The Trust must disclose in its prospectus the existence, substance, and effect of the Order. In addition, a Fund relying on the Order must hold itself out to the public as employing the manager of managers approach, as the Trust has described that arrangement to the SEC. The prospectus relating to the Trust must prominently disclose that John Hancock has ultimate responsibility to oversee any sub-investment manager and recommend its hiring, termination, and replacement or any changes in a sub-investment management agreement.

  . John Hancock must provide management and certain administrative services to the Funds, including overall supervisory responsibility for the general management and investment of the Funds and, subject to review and approval by the Board, must (i) set the Funds' overall investment strategies; (ii) evaluate, select, and recommend sub-investment managers to manage all or part of the Funds' assets; (iii) when appropriate, allocate and reallocate a Fund's assets among multiple sub-investment managers; (iv) monitor and evaluate the investment performance of sub-investment managers; and (v) implement procedures reasonably designed to ensure that the sub-investment managers comply with the Funds' investment objectives, policies, and restrictions.

  . At all times, a majority of the Trust's Board must be independent Trustees, and the nomination of new or additional independent Trustees must be placed within the discretion of the then existing independent Trustees.

  . John Hancock must not enter into a sub-investment management agreement with any sub-investment manager that is an affiliated person of John Hancock (or any material change in such an agreement), without such agreement (or change), including the compensation to be paid thereunder, being approved by the shareholders of the relevant Fund.

  . When a sub-investment manager change is proposed in reliance on the Order for a Fund with a sub-investment manager that is affiliated with John Hancock, the Board, including a majority of the independent Trustees, must make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which John Hancock or the affiliated sub-investment manager derives an inappropriate advantage.

  . No Trustee or officer of the Trust or director or officer of John Hancock must own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such Trustee, director or officer) any interest in any sub-investment manager for a Fund, except for (i) ownership of interests in John Hancock or any entity that controls, is controlled by, or is under common control with John Hancock or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of any other publicly traded company that is either a sub-investment manager or any entity that controls, is controlled by, or is under common control with a sub-investment manager for that Fund.

  . Within 90 days of the hiring of any new sub-investment manager or any amendment of a sub-investment management agreement in reliance on the Order, John Hancock must furnish contract owners participating in the affected Fund all the information that they would have received in a proxy statement asking them to vote on the matter.

   John Hancock and the Trust believe that they will be able to comply with the above conditions following the issuance of the Order. Moreover, John Hancock does not foresee a change in any Fund's sub-investment manager following the issuance of the Order that would result in any diminution in the level of services currently provided to that Fund by John Hancock and the current sub-investment manager.

Implementation of the Manager of Managers Arrangement

   The manager of managers arrangement will not be implemented for any Fund whose shareholders have not approved it. Even as to those Funds that approve the arrangement, implementation is contingent on receipt of an SEC Order, as discussed above. There is no assurance, moreover, as to when or whether such an Order can be obtained. The Trust, therefore, does not expect to be in a position to implement the manager of managers arrangement for any Fund until the latter part of 2002, at the earliest.

Trustees' Recommendation

   The Board of Trustees believes that the proposed manager of managers arrangement is in the best interests of each Fund and the owners of its shares.

                       THE BOARD OF TRUSTEES RECOMMENDS
                  THAT OWNERS OF EACH FUND GIVE INSTRUCTIONS
                     TO VOTE FOR APPROVAL OF THIS PROPOSAL

                   PROPOSALS 3A and 3B--SMALL CAP VALUE FUND

             APPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT AGREEMENT
 AND AN AMENDMENT TO THE CURRENT INVESTMENT MANAGEMENT AGREEMENT FOR THE SMALL
                                CAP VALUE FUND

   At its June 12, 2002 meeting, the Board of Trustees, including all of the independent Trustees, unanimously approved, and voted to recommend that owners give necessary approvals for a new "multi-manager" arrangement for the Small Cap Value Fund. Under this arrangement, part of the Fund's assets would be managed by a new sub-investment manager (Wellington Management), while the remainder of the Fund's assets will continue to be managed by its current sub-investment manager (T. Rowe Price). As discussed more fully below, this step is being taken primarily because T. Rowe Price is limiting the amount of assets that it manages for the Fund and its other clients with investment programs similar to the Fund's.

   Several of the Trust's other Funds already operate under multi-manager arrangements essentially comparable to that proposed here. The Trust believes that these have worked well to enhance the portfolio management resources of the Funds involved.

   Instituting the multi-manager arrangement will require the Fund to enter into a new sub-investment management agreement with Wellington Management and a related amendment to the current sub-investment management agreement with T. Rowe Price for management of the Small Cap Value Fund.

Need for Shareholder Approval

   The new sub-investment management agreement with Wellington Management (Proposal 3A) and the related amendment to the current sub-investment management agreement with T. Rowe Price (Proposal 3B) are being submitted for shareholder approval at the Meeting. As proposed, the multi-manager arrangement would not result in any increase in the fees payable by the Fund, because all sub-investment advisory fees will continue to be paid by John Hancock, rather than by the Fund.

   Owners will need to approve both Proposals to implement the change to a multi-manager approach.

The Sub-Investment Management Agreements

   Currently, John Hancock contracts with T. Rowe Price to make investment decisions, place investment orders, and provide certain recordkeeping functions for all invested assets of the Small Cap Value Fund. That agreement was initially approved by shareholders on April 6, 2001 and has not been considered by shareholders since. John Hancock paid $353,196 to T. Rowe Price during 2001 for its services to the Small Cap Value Fund.

   In May 2002, T. Rowe Price advised John Hancock that it would limit its small cap value subadvisory business. T. Rowe Price is concerned that if cash inflows continue at their recent pace, they could eventually undermine T. Rowe Price's ability to invest effectively in the types of undervalued small cap stocks that its strategy historically focuses upon. As an accommodation to the Small Cap Value Fund, T. Rowe Price agreed to continue to provide "small cap value" investment management services for an additional $100 million of cash inflows.

   This development led John Hancock to seek to implement a multi-manager approach for the Small Cap Value Fund. To do this, John Hancock reviewed the qualifications of several investment managers to select one that would employ a small cap value investment strategy for a portion of the Fund's investment portfolio. The desired objective is to continue to permit current and prospective owners of the Fund to make additional investments by increasing the Fund's overall investment capacity using a small cap value strategy.

Reasons for Selecting Wellington Management

   T. Rowe Price employs a risk-controlled value approach in selecting stocks of individual small cap companies, using proprietary fundamental equity research that looks for:

  . low price/earnings, price/book or price/cash flow ratios relative to small cap stocks, the company's peers, or its own historic norm;

  .   low stock price relative to the company's underlying asset values;

  . above average dividend yield relative to the company's peers and its own historic norm;

  .   a sound balance sheet and other positive financial characteristics; and

  . catalysts with the potential for value realization such as beneficial management change, restructuring, or industry consolidation.

   Among the factors that John Hancock and the Board of Trustees considered in selecting an additional sub-investment manager were the following:

  . strong organization with experience and significant resources (investment and operations personnel) dedicated to the development and management of small cap value portfolios;

  .   disciplined and well-defined investment process for investing in stocks;

  . strong performance record in managing value portfolios and, in particular, small cap value portfolios;

  . sub-investment advisory fee that is competitive relative to other small cap value portfolios;

  . the sub-investment manager's reputation and presence in the variable products marketplace and the sub-investment manager's potential for increasing the growth in Fund assets;

  . the Trust's overall favorable experience in dealing with Wellington Management as sub-investment manager to several of the Trust's other Funds.

   The Trustees also gave weight to John Hancock's recommendation to the Trust that Wellington Management be retained for the purposes, and on the terms, proposed.

   Wellington Management employs a value approach in selecting stocks, using proprietary equity research to identify stocks having distinct value characteristics based on industry-specific valuation criteria. It uses initial screens to identify high quality conservatively valued companies with price/earnings and/or price/book ratios in the bottom two-thirds of the small cap universe. Fundamental research is then used to identify those companies demonstrating:

  .   sustainable competitive advantage;

  .   profitability and free cash flow;

  .   strong market share position and trend;

  .   quality of and share ownership by management; and

  .   discount to private market value.

   Wellington Management has indicated to John Hancock that, like T. Rowe Price, it also has capacity constraints, but believes it can currently provide "small cap value" investment management services to the Small Cap Value Fund for up to $200 million of Fund assets.

   The multi-manager approach for the Small Cap Value Fund--combining the investment expertise of both T. Rowe Price and Wellington Management--seeks to provide investors continued access to the Fund. It also should provide the Fund with complementary small cap value investment strategies and the potential for consistent investment performance relative to the Fund's benchmark index and comparable funds.

Terms of Multi-Manager Arrangement

   On or about October 1, 2002, the then-existing assets of the Fund will be allocated between T. Rowe Price and Wellington Management. Wellington Management will receive approximately 20% of the assets and T. Rowe Price will retain the remainder. Based upon total Fund assets as of June 30, 2002, this would result in an allocation of approximately $113.5 million to T. Rowe Price and $28 million to Wellington Management. After October 1, 2002, all new investments into the Fund will be allocated 25% to T. Rowe Price and 75% to Wellington Management while redemptions will be allocated on an asset-weighted basis. Such allocation methodology could be changed in the future, but there is no present intention of doing so.

   The sub-investment advisory fee to be charged by Wellington Management under its new sub-investment management agreement is slightly higher than that charged by T. Rowe Price and recognizes, among other things, the recent high demand for the small cap value asset class and the limited capacity in the industry. Whereas John Hancock will pay T. Rowe Price a sub-investment advisory fee at an annual rate of 0.60% on the first $500 million of assets managed by
T. Rowe Price and 0.55% on any additional amounts managed by T. Rowe Price, John Hancock will pay Wellington Management 0.65% for the first $100 million managed by Wellington Management and 0.60% for any additional amounts managed by Wellington Management.

   The sub-investment advisory fee for T. Rowe Price is unchanged from the rate in effect prior to October 1, 2002. Nor are there any other changes in the sub-investment management agreement with T. Rowe Price, other than those necessary or appropriate to accommodate the new multi-manager arrangement. See Appendix B to this proxy statement for a description of the sub-investment management agreement with Wellington Management and the proposed amendment to the T. Rowe Price sub-investment management agreement. The Wellington Management agreement and the amended T. Rowe Price agreement are substantially similar except with respect to the rate of sub-advisory fees.

   As stated in the agreements, John Hancock will pay all sub-advisory fees to the sub-investment managers. Therefore, any increase in the rate of sub-advisory fees to Wellington Management will not result in any additional charge to the Trust or to Shareholders. Instead, unless further shareholder approval is obtained, John Hancock will retain a lower amount of the investment advisory fee it receives from the Trust.

Basis for the Trustees' Recommendation

   In evaluating and approving the new agreement with Wellington Management and the amended agreement with T. Rowe Price, the Board, including the independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock which was relevant to what would be in the best interests of the Small Cap Value Fund and the owners of its shares. In addition, the Board's Trust Governance Committee, composed exclusively of the Board's independent Trustees, met with such counsel prior to the Board meeting and considered what further information it would request of John Hancock.

   In making its decision to approve the new agreement with Wellington Management and the amended agreement with T. Rowe Price, the Board considered factors bearing on the nature, scope and quality of the services provided or to be provided to the Fund, with a view toward making a business judgment as to whether these proposals are, under all of the circumstances, in the best interest of the Fund and owners of its shares. The factors that the Trustees considered and the conclusions that they, in their business judgment, reached included, principally, the following:

  . T. Rowe Price has had generally favorable small cap value investment performance relative to representative funds having similar investment focus, investment risk and asset types within the current variable insurance marketplace that are not advised or managed by T. Rowe Price.

  . The Trustees considered that, in addition to the sub-advisory fees they receive from John Hancock, Wellington Management and T. Rowe Price receive or may receive benefits through certain soft dollar arrangements. Under such arrangements, brokers provide research and certain other services to sub-investment managers in return for being allocated Trust "brokerage" transactions. The Trustees took note of the fact that the Trust has engaged an unaffiliated company to conduct an ongoing study and assessment of the degree to which each Fund is receiving "best execution" and that said study and assessment is ongoing. The Trustees concluded that, under all the circumstances of which they are aware, including the ongoing study and assessment (and its results to date), the sub-investment managers' practices (or likely future practices) in receiving research and other services from brokers do not appear to be inconsistent with the best interests of the Fund.

  . The Trustees considered the fact that (i) John Hancock pays the sub-advisory fees to the sub-investment managers; (ii) John Hancock and the Fund generally have a common interest in negotiating the sub-advisory fees downward; and (iii) the sub-investment managers have less influence over the management of their respective Funds than a primary adviser to a retail mutual fund normally would have (including any influence with respect to the level of their sub-advisory fees).

   Based upon all of the information and advice available to them, the Trustees considered the extent and quality of the services that Wellington Management and T. Rowe Price provide or are expected to provide to the Fund, the costs and expenses to be borne by such sub-investment managers, by the Fund, and by John Hancock, and the benefits accruing to each of those entities as a result of their relationship. As a result of their consideration, the Trustees, in the exercise of their business judgement, unanimously approved the new agreement with Wellington Management and the amended agreement with T. Rowe Price as being in the best interests of the Small Cap Value Fund and owners of its shares.

Additional Information

   Wellington Management. As of June 30, 2002, Wellington Management had approximately $312 billion of assets under management, $439 million of which was in small cap value portfolios. Appendix C to this proxy statement contains additional information concerning the Wellington Management managing partners and partners, and rates for Wellington Management investment services to comparable funds.

   T. Rowe Price. At December 31, 2001, T. Rowe Price managed approximately $156.3 billion in assets for various clients, of which approximately $3 billion was in small cap value portfolios. Appendix C to this proxy statement contains additional information concerning the T. Rowe Price Board of Directors and executive officers, and rates for T. Rowe Price investment services to similar funds.

   John Hancock. John Hancock began providing investment advice to investment companies in 1972 when it organized one of the Fund's predecessors, which invested primarily in common stocks, for the purpose of funding individual variable annuity contracts. Both before and after that date, John Hancock established a number of investment companies and other accounts investing in common stocks, bonds, or other securities in connection with the funding of variable annuities and variable life insurance. Total assets under management by John Hancock and its subsidiaries as of December 31, 2001, amounted to approximately $124 billion, of which approximately $81 billion was owned by John Hancock. Appendix C to this proxy statement contains additional information concerning John Hancock and its Board of Directors and executive officers.

Trustees' Recommendation

   The Board of Trustees, including all of the independent Trustees, has determined that the new sub-investment management agreement with Wellington Management and the amended sub-investment management agreement with T. Rowe Price are in the best interests of the Small Cap Value Fund and the owners of its shares.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT OWNERS OF THE SMALL CAP VALUE
   FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF EACH OF THE FOLLOWING:

           PROPOSAL 3A--THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT WITH
                             WELLINGTON MANAGEMENT

          PROPOSAL 3B--THE AMENDMENT TO THE SUB-INVESTMENT MANAGEMENT
                         AGREEMENT WITH T. ROWE PRICE

                       PROPOSAL 4--LARGE CAP GROWTH FUND

        APPROVAL OF AN AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT
                         FOR THE LARGE CAP GROWTH FUND

   At its June 12, 2002 meeting, the Board of Trustees, including all of the independent Trustees, unanimously approved, and recommended that shareholders approve, an amendment to the investment management agreement that would increase fees payable by the Trust to John Hancock for management of the Large Cap Growth Fund. Based on asset levels at December 31, 2001, the increase would equal 0.42% of the Fund's average daily net assets per annum.

   If the increase had been in effect during 2001 for the Fund, (i) the Fund would have paid John Hancock $6,841,209, rather than the $3,319,872 paid under the current investment management agreement, and (ii) the ratio of total expenses to average daily net assets would have been 0.83% rather than 0.41%. However, the 0.83% ratio compares favorably with total expense ratios currently incurred by comparable funds that support other variable insurance products, that have similar investment focus, and that are of a size comparable to the Large Cap Growth Fund (i.e., less than $1 billion in assets). The average total expense ratio for all such funds is 0.95%. The foregoing analysis is based upon a John Hancock study using data as of April 30, 2002 that was collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds. Appendix D to this proxy statement contains additional information on John Hancock's calculation of average total fund expenses.

Need for Shareholder Vote

   The amendment to the investment management agreement for the Fund must be approved by shareholders before it can go into effect.

John Hancock's Reasons for Proposed Changes in Investment Advisory Fees

   After conducting a review of the level of investment advisory fees for comparable funds, John Hancock noted the following:

  . Since the inception of the Fund, there has been a substantial increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

  . The expense to John Hancock associated with client servicing and communication has increased with the development of internet-based information systems and asset allocation tools.

  . The current investment advisory fee and operating expense levels of the Fund are below the average advisory fee and operating expense levels for other mutual funds within the variable insurance products marketplace having similar investment focus and asset size.

   The historical investment record of John Hancock in managing the Fund compares favorably to other funds having similar investment focus and asset types within the current variable insurance marketplace that are not advised or managed by John Hancock. In particular, John Hancock has determined that the Fund demonstrates median or above median investment performance for 3 of the 5 "trailing" 12 month periods during the five year period ending March 31, 2002. This analysis is based upon a John Hancock analysis of peer-relative performance consistency using information provided by Russell/Mellon Analytical Services, an independent statistical service that constructs performance universes to compare the investment performance of managers and funds with similar investment strategies. Appendix D to this proxy statement contains additional information on the Russell/Mellon performance universes used for this analysis.

   The current "spread" between the investment advisory fee the Fund pays John Hancock and the sub-investment advisory fee that John Hancock pays to the Fund's sub-investment manager is less for the Fund than for certain other Funds of the Trust. The differences in "spread" are the result of a number of factors and do not necessarily correspond in all cases to differences in the amount or value of the services that John Hancock provides.

   Also, John Hancock converted to a publicly-traded company in 2000, in part to enable it to raise capital in the public markets. John Hancock believed (and continues to believe) that its ability to remain among the country's leading providers of financial services and remain attractive to investors in the capital market depends, among other things, on John Hancock's obtaining sufficient levels of profitability on its various lines of business. John Hancock further believes that this will benefit the Fund and owners of the Fund's shares, as well as John Hancock, and that the proposed increase in the Fund's investment advisory fee is a reasonable method for helping to achieve that result.

   Specifically, John Hancock designed its proposed new fee schedule for the Fund to:

  . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus and asset size;

  . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Fund;

  . provide a level of financial incentive that would make it easier for John Hancock to continue to include the Fund as an investment option in its new insurance products; and

  . achieve, where feasible and where appropriate, more uniformity among the "spreads" between the investment advisory and sub-investment advisory fees for different Funds.

   As a result of this review and analysis, John Hancock discussed with the Board the ongoing changes in compensation and fees in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing insurance products and investment advisory fees.

Basis for the Trustees' Recommendation

   At its meeting held on June 12, 2002, the Board of Trustees, including all the independent Trustees, unanimously approved the modified investment advisory fee schedule for the Large Cap Growth Fund. The Board is recommending that shareholders approve an amendment to the investment management agreement between the Trust and John Hancock in order to modify the current investment advisory fee schedule.

   In evaluating and approving the amendment, the Board, including the independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock which was relevant to whether the amendment would be in the best interests of the Large Cap Growth Fund and the owners of its shares. In addition, the Board's Trust Governance Committee, composed exclusively of the Board's independent Trustees, met with such counsel prior to the Board meeting and considered, among other things, what additional inquiries they would make of John Hancock.

   In making its decision to approve the modified investment advisory fee schedule, the Board considered factors bearing on the nature, scope, quality and profitability to John Hancock of the services provided to the Fund, with a view to making a business judgment as to whether the proposed fee increase is, under all of the circumstances, in the best interest of the Fund and owners of its shares.

   In approving the increase, the Trustees considered various factors and, in their business judgment, reached various conclusions, principally including the following:

  . The aggregate investment management fees and other expenses that would be paid by the Fund under the modified investment advisory fee schedule compare favorably (as shown by John Hancock's study referred to above) to those paid by other funds within the current variable insurance marketplace having similar investment focus. In this regard, the Trustees considered John Hancock's analysis of comparative fund advisory fee and expense data and noted that comparative data is an important, but not exclusive, factor to rely upon.

  . As shown in the data presented by John Hancock, the Large Cap Growth Fund in recent periods has had favorable investment performance relative to the median of comparable funds having similar investment focus and asset types within the current variable insurance marketplace that are not advised or managed by John Hancock.

  . The Trustees recognized the need to provide sufficient revenues to John Hancock, within the competitive variable insurance marketplace, to promote the Fund as a funding medium for variable insurance products it may market in the future.

  . The Trustees concluded that a comparison of aggregate fees and expenses can be more meaningful than comparison of advisory fees only and/or comparison of other operating expenses only. In this regard, the Trustees noted that comparable funds may allocate other operating expenses (i.e., non-investment advisory fees) differently between a fund and its adviser than does a Fund of the Trust.

  . The nature, quality and breadth of investment management services provided by John Hancock to the Fund over the years has been favorable, as demonstrated by:

      (a) John Hancock's significantly increased commitment of personnel and resources, since the inception of the Fund, to support the investment management services provided to the Fund, and

      (b) the increased sophistication of the sub-investment manager evaluation and monitoring process used by John Hancock on behalf of the Fund.

  . The Trustees considered that, in addition to the advisory fees received by John Hancock from the Trust, the Insurers derive benefits by having the Fund serve as an underlying funding medium for variable insurance products offered by the Insurers, which are subject to fees and charges payable to the Insurers. In this regard, the Trustees considered representations from John Hancock that (i) those fees and charges, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Insurers and (ii) those fees and charges do not duplicate fees and expenses paid by the Trust. While the Trustees are not responsible for the fees and charges deducted by the Insurers under the variable insurance products funded through the Trust, the Trustees did not believe that any such benefits to John Hancock were inconsistent with the best interests of the Fund.

  . The Trustees considered information from John Hancock about the overall profitability to the Insurers of the variable insurance products funded through the Trust, including profits to John Hancock from serving as the Trust's primary investment adviser. They also considered information provided by John Hancock about the difficulties of quantifying the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by the Insurers to develop, offer, and maintain the products. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees received was appropriate for purposes of their deliberations.

   In connection with their deliberations, the Trustees and the Governance Committee received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation established by the SEC, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and methodology to mutual funds--like the Trust--selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with Insurers' variable insurance products and Accounts funded through the Trust.

   Based upon all of the information and advice available to them, the Trustees considered the extent and quality of the services that John Hancock and the sub-investment manager, directly or indirectly, provide to the Fund, the costs and expenses to be borne by the Fund and John Hancock, and the benefits accruing to the Fund and John Hancock as a result of their relationship. As a result of their consideration, the Trustees, in the exercise of their business judgement, unanimously approved the modified investment advisory fee schedule as being in the best interests of the Large Cap Growth Fund and to owners of its shares.

The Current Investment Management Agreement with John Hancock

   Pursuant to an investment management agreement with the Trust dated April 12, 1988, John Hancock advises the Trust in connection with policy decisions for the Fund; pays the sub-investment manager's fees; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Trust; maintains records required by the Investment Company Act; supervises activities of the sub-investment manager; and supervises the activities of the other providers of services to the Trust. The agreement was last approved by the shareholders with respect to the Large Cap Growth Fund on April 23, 1999. That approval was in connection with proposals (i) to change the methodology for allocating certain of the non-advisory expenses of the Trust among the Funds and (ii) to increase John Hancock's commitment to reimburse the Fund for certain of the Fund's non-advisory expenses.

   For any year in which the normal operating costs and expenses of the Fund, exclusive of the investment advisory fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the Large Cap Growth Fund's average daily net assets, the current investment management agreement provides that John Hancock will reimburse the Fund in an amount equal to such excess. For the year ended December 31, 2001, no reimbursement was payable to the Large Cap Growth Fund under this arrangement.

   Under the current investment management agreement, the Fund pays investment advisory fees to John Hancock at an annual rate of 0.40% of the first $500 million of the Fund's average daily net assets, 0.35% of the next $500 million of average daily net assets and 0.30% of any additional amounts. From this amount, John Hancock pays fees to the Fund's sub-investment manager, Independence Investment LLC, at an annual rate of 0.30% of the first $500 million of the Fund's average daily net assets, 0.2625% of the next $500 million of average daily net assets and 0.2250% of any additional amounts.

The Proposed Amendment

   After evaluating the investment advisory fees it receives from the Large Cap Growth Fund, as well as the fees it pays to the sub-investment manager, John Hancock recommended to the Board of Trustees at its June 12, 2002 meeting that the current Investment Management Agreement be amended to reflect an increase in that Fund's investment advisory fees to the following annual levels: 0.80% of the first $500 million of the Fund's average daily net assets, 0.75% of the next $500 million of average daily net assets and 0.70% of any additional amounts.

   The following table provides a comparison of the actual expense ratios for 2001 with expense ratios that would have been produced by the proposed modifications for the Large Cap Growth Fund had they been in effect during the year 2001. The table is based on the Large Cap Growth Fund's average net assets during the year 2001 and shows (1) the current annualized level of all fees and expenses for the Large Cap Growth Fund; and (2) the pro-forma annualized level of all fees and expenses that would have been incurred by the Fund under the proposed investment advisory fee schedule. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

                                                      Current  Pro-Forma
        -                                             -------  ---------
        Advisory Fees................................   0.38%     0.80%
        Distribution and Service (12b-1) Fees........    N/A       N/A
        Other Operating Expenses Absent Reimbursement   0.03%     0.03%
                                                       -----     -----
        Total Fund Expenses Absent Reimbursement.....   0.41%     0.83%
        Expense Reimbursement (including fee waivers)  (0.00%)   (0.00%)
                                                       -----     -----
        Total Fund Expenses After Reimbursement......   0.41%     0.83%

Example: The following Example is intended to help compare the cost of investing in the Large Cap Growth Fund under the current advisory fee schedule with the cost of investing in the Large Cap Growth Fund under the proposed investment advisory fee schedule. The Example assumes that $10,000 is invested in the Large Cap Growth Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the Large Cap Growth Fund's operating expenses remain the same. Because shares of the Large Cap Growth Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated, whether or not the shares were redeemed at that time.

                                                                 One  Three Five   Ten
                                                                 Year Years Years Years
                                                                 ---- ----- ----- ------
Although actual costs may be higher or lower, under the current advisory fee schedule, the costs would be:.................... $42  $132  $230  $  518
Although actual costs may be higher or lower, under the proposed advisory fee schedule, the costs would be:.................... $85  $265  $460  $1,025

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, the costs shown would be higher.

   The proposed amendment to the investment management agreement will change the advisory fee schedule. In all other respects, the current investment management agreement, including John Hancock's agreement to reimburse the Large Cap Growth Fund when that Fund's "other fund expenses" for any year exceed 0.10% of that Fund's average daily net assets, will remain unchanged. See Appendix B to this proxy statement for a description of the investment management agreement.

Additional Information About John Hancock

   See Proposal 3 and Appendix C of this proxy statement for information about John Hancock and its Board of Directors and executive officers.

Trustees' Recommendation

   The Board of Trustees, including all of the independent Trustees, believes that the amendment to the investment management agreement is in the best interests of the the Large Cap Growth Fund and owners of its shares.

        THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT OWNERS OF THE
                LARGE CAP GROWTH FUND GIVE INSTRUCTIONS TO VOTE
                         FOR APPROVAL OF THE AMENDMENT

                    PROPOSAL 5--SMALL/MID CAP CORE/SM/ FUND

        APPROVAL OF AN AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT
                      FOR THE SMALL/MID CAP CORE/SM/ FUND

   At its June 12, 2002 meeting, the Board of Trustees, including all of the independent Trustees, unanimously approved, and recommended that owners approve, an amendment to the investment management agreement that would increase fees payable by the Trust to John Hancock for management of the Small/Mid Cap CORE/SM/ Fund. Based on asset levels at December 31, 2001, the increase would equal 0.25% of the Fund's average daily net assets per annum.

   If those increases had been in effect during 2001 for the Fund, (i) the Fund would have paid John Hancock $287,097 rather than the $218,743 paid under the current investment management agreement, and (ii) the ratio of total expenses to average daily net assets would have been 1.15% rather than 0.90%. However, the 1.15% ratio is the same as the average total expense ratio currently incurred by funds that support other variable insurance products, that have similar investment focus, and that are of a size comparable to the Small/Mid Cap CORE/SM/ Fund (i.e., less than $100 million in assets). The foregoing analysis is based upon a John Hancock study using data as of April 30, 2002 that was collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds. Appendix D to this proxy statement contains additional information on John Hancock's calculation of average total fund expenses.

Need for Shareholder Vote

   The amendment to the investment management agreement for the Fund must be approved by shareholders before it can go into effect.

John Hancock's Reasons for Proposed Changes in Investment Advisory Fees

   After conducting a review of the level of investment advisory fees for comparable funds, John Hancock noted the following:

  . Since the inception of the Fund, there has been a substantial increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

  . The expense to John Hancock associated with client servicing and communication has increased with the development of internet-based information systems and asset allocation tools.

  . The current investment advisory fee and operating expense levels of the Fund are below the average advisory fee and operating expense levels for other mutual funds within the variable insurance products marketplace having similar investment focus and asset size.

  . The historical investment record of John Hancock in managing the Fund compares favorably to other funds having similar investment focus and asset types within the current variable insurance marketplace that are not advised or managed by John Hancock. In particular, John Hancock has determined that the Fund and the Fund's strategy demonstrate median or above median investment performance for 4 of the 5 "trailing" 12 month periods during the five year period ending March 31, 2002. This analysis is based upon a John Hancock analysis of peer-relative performance consistency using information provided by Russell/Mellon Analytical Services, an independent statistical service that constructs performance universes to compare the investment performance of managers and funds with similar investment strategies. Appendix D to this proxy statement contains additional information on the Fund's performance and the Russell/Mellon performance universes used for this analysis.

  . The current "spread" between the investment advisory fee the Fund pays John Hancock and the sub-investment advisory fee that John Hancock pays to the Fund's sub-investment manager is less for the Fund than for certain other Funds of the Trust. The differences in "spread" are the result of a number of factors and do not necessarily correspond in all cases to differences in the amount or value of the services that John Hancock provides.

   Also, John Hancock converted to a publicly-traded company in 2000, in part to enable it to raise capital in the public markets. John Hancock believed (and continues to believe) that its ability to remain among the country's leading providers of financial services and remain attractive to investors in the capital market depends, among other things, on John Hancock's obtaining sufficient levels of profitability on its various lines of business. John Hancock further believes that this will benefit the Fund and owners of the Fund's shares, as well as John Hancock, and that the proposed increase in the Fund's investment advisory fee is a reasonable method for helping to achieve that result.

   Specifically, John Hancock designed its proposed new fee schedule for the Fund to:

  . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus and asset size;

  . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Fund;

  . provide a level of financial incentive that would make it easier for John Hancock to continue to include the Fund as an investment option in its new insurance products; and

  . achieve, where feasible and where appropriate, more uniformity among the "spreads" between the investment advisory and sub-investment advisory fees for different Funds.

   As a result of this review and analysis, John Hancock discussed with the Board the ongoing changes in compensation and fees in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing insurance products and investment advisory fees.

Basis for the Trustees' Recommendation

   At its meeting held on June 12, 2002, the Board of Trustees, including all the independent Trustees, unanimously approved the modified investment advisory fee schedule for the Small/Mid Cap CORE/SM/ Fund. The Board is recommending that shareholders approve an amendment to the investment management agreement between the Trust and John Hancock in order to modify the current investment advisory fee schedule.

   In evaluating and approving the amendment, the Board, including the independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock which was relevant to whether the amendment would be in the best interests of the Small/Mid Cap CORE/SM/ Fund and the owners of its shares. In addition, the Board's Trust Governance Committee, composed exclusively of the Board's independent Trustees, met with such counsel prior to the Board meeting and considered, among other things, what additional inquiries they would make of John Hancock.

   In making its decision to approve the modified investment advisory fee schedule, the Board considered factors bearing on the nature, scope, quality and profitability to John Hancock of the services provided to the Fund, with a view to making a business judgment as to whether the proposed fee increase is, under all of the circumstances, in the best interest of the Fund and the owners of its shares.

   In approving the increase, the Trustees considered various factors and, in their business judgment, reached various conclusions, principally including the following:

  . The aggregate investment management fees and other expenses that would be paid by the Fund under the modified investment advisory fee schedule are consistent with those paid by other funds within the current variable insurance marketplace having similar investment focus (as shown by John Hancock's study referred to above). In this regard, the Trustees considered John Hancock's analysis of comparative fund advisory fee and expense data and took account of the fact that comparative data is an important, although not exclusive, factor to rely upon.

  . As shown in the data presented by John Hancock, the Small/Mid Cap CORE/SM/ Fund has, in recent periods, had consistent and favorable investment performance relative to comparable funds having similar investment focus and asset types within the current variable insurance marketplace that are not advised or managed by John Hancock.

  . The Trustees recognized the need to provide sufficient revenues to John Hancock, within the competitive variable insurance marketplace, to promote the Fund as a funding medium for variable insurance products it may market in the future.

  . The Trustees concluded that a comparison of aggregate fees and expenses can be more meaningful than comparison of advisory fees only and/or comparison of other operating expenses only. In this regard, the Trustees noted that comparable funds may allocate other operating expenses (i.e., non-investment advisory fees) differently between a fund and its adviser than does a Fund of the Trust.

  . The nature, quality and breadth of investment management services provided by John Hancock to the Fund over the years has been favorable, as demonstrated by:

      (a) John Hancock's significantly increased commitment of personnel and resources, since the inception of the Fund, to support the investment management services provided to the Fund, and

      (b) the increased sophistication of the sub-investment manager evaluation and monitoring process used by John Hancock on behalf of the Fund.

  . The Trustees considered that, in addition to the advisory fees received by John Hancock from the Trust, the Insurers derive benefits by having the Fund serve as an underlying funding medium for variable insurance products offered by the Insurers, which are subject to fees and charges payable to the Insurers. In this regard, the Trustees considered representations from John Hancock that (i) the fees and charges, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Insurers and (ii) those fees and charges do not duplicate fees and expenses paid by the Trust. While the Trustees are not responsible for the fees and charges deducted by the Insurers under the variable insurance products funded through the Trust, the Trustees did not believe that, any such benefits to John Hancock were inconsistent with the best interests of the Fund.

  . The Trustees considered information from John Hancock about the overall profitability to the Insurers of the variable insurance products funded through the Trust, including profits to John Hancock from serving as the Trust's primary investment adviser. They also considered information provided by John Hancock about the difficulties of quantifying the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by the Insurers to develop, offer, and maintain the products. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees received was appropriate for purposes of their deliberations.

   In connection with their deliberations, the Trustees and the Governance Committee received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation established by the SEC, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and methodology to mutual funds--like the Trust--selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with Insurers' variable insurance products and Accounts funded through the Trust.

   Based upon all of the information and advice available to them, the Trustees considered the extent and quality of the services that John Hancock and the sub-investment manager, directly or indirectly, provide to the Fund, the costs and expenses to be borne by the Fund and John Hancock, and the benefits accruing to the Fund and John Hancock as a result of their relationship. As a result of their consideration, the Trustees, in the exercise of their business judgment, unanimously approved the modified investment advisory fee schedule as being in the best interests of the Small/Mid Cap CORE/SM/ Fund and to owners of its shares.

The Current Investment Management Agreement with John Hancock

   Pursuant to an investment management agreement with the Trust dated April 14, 1998, John Hancock advises the Trust in connection with policy decisions for the Fund; pays the sub-investment manager's fees; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Trust; maintains records required by the Investment Company Act; supervises activities of the sub-investment manager; and supervises the activities of the other providers of services to the Trust. The agreement was last approved by the shareholders with respect to the Small/Mid Cap CORE/SM /Fund on April 23, 1999. That approval was in connection with proposals (i) to change the methodology for allocating certain of the non-advisory expenses of the Trust among the Funds and (ii) to increase John Hancock's commitment to reimburse the Fund for certain of the Fund's non-advisory expenses.

   For any year in which the normal operating costs and expenses of the Fund, exclusive of the investment advisory fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the Small/Mid Cap CORE/SM/ Fund's average daily net assets, the current investment management agreement provides that John Hancock will reimburse the Fund in an amount equal to such excess. For the year ended December 31, 2001, John Hancock paid $68,521 to the Small/Mid Cap CORE/SM/ Fund under this arrangement.

   Under the current investment management agreement, the Fund pays investment advisory fees to John Hancock at an annual rate of 0.80% of the first $50 million of the Fund's average daily net assets and 0.70% of any additional amounts. From this amount, John Hancock pays fees to the Fund's sub-investment manager, Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman Sachs and Co., at an annual rate of 0.60% of the first $50 million of the Fund's average daily net assets and 0.50% of any additional amounts.

The Proposed Amendment

   After evaluating the investment advisory fees it receives from the Small/Mid Cap CORE/SM/ Fund, as well as the fees it pays to the sub-investment manager, John Hancock recommended to the Board of Trustees at its June 12, 2002 meeting that the current investment management agreement be amended to reflect an increase in that Fund's investment advisory fees to the following annual levels: 1.05% of the first $100 million of the Fund's average daily net assets and 1.00% of any additional amounts.

   The following table provides a comparison of the actual expense ratios for 2001 with expense ratios that would have been produced by the proposed modifications for the Small/Mid Cap CORE/SM/ Fund had they been in effect during the year 2001. The table is based on the Small/Mid Cap CORE/SM/ Fund's average net assets during the year 2001 and shows (1) the current annualized level of all fees and expenses for the Small/Mid Cap CORE/SM/ Fund; and (2) the pro-forma annualized level of all fees and expenses that would have been incurred by the Fund under the proposed investment advisory fee schedule. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

                                                      Current  Pro-Forma
        -                                             -------  ---------
        Advisory Fees................................   0.80%     1.05%
        Distribution and Service (12b-1) Fees........    N/A       N/A
        Other Operating Expenses Absent Reimbursement   0.35%     0.35%
                                                       -----     -----
        Total Fund Expenses Absent Reimbursement.....   1.15%     1.40%
        Expense Reimbursement (including fee waivers)  (0.25%)   (0.25%)
                                                       -----     -----
        Total Fund Expenses After Reimbursement......   0.90%     1.15%

Example: The following Example is intended to help compare the cost of investing in the Small/Mid Cap CORE/SM/ Fund under the current advisory fee schedule with the cost of investing in the Small/Mid Cap CORE/SM/ Fund under the proposed investment advisory fee schedule. The Example assumes that $10,000 is invested in the Small/Mid Cap CORE/SM/ Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the Small/Mid Cap CORE/SM /Fund's operating expenses remain the same. Because shares of the Small/Mid Cap CORE/SM/ Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated, whether or not the shares were redeemed at that time.

                                                                 One  Three Five   Ten
                                                                 Year Years Years Years
-                                                                ---- ----- ----- ------
Although actual costs may be higher or lower, under the current advisory fee schedule, the costs would be:.................... $ 92 $287  $498  $1,108
Although actual costs may be higher or lower, under the proposed advisory fee schedule, the costs would be:.................... $117 $365  $633  $1,398

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, the costs shown would be higher.

   The proposed amendment to the investment management agreement will change the advisory fee schedule. In all other respects, the current investment management agreement, including John Hancock's agreement to reimburse the Small/Mid Cap CORE/SM/ Fund when that Fund's "other fund expenses" for any year exceed 0.10% of that Fund's average daily net assets, will remain unchanged. See Appendix B to this proxy statement for a description of the investment management agreement.

Additional Information About John Hancock

   See Proposal 3 and Appendix C of this proxy statement for information about John Hancock and its Board of Directors and executive officers.

Trustees' Recommendation

   The Board of Trustees, including all of the independent Trustees, believes that the amendment to the investment management agreement is in the best interests of the Small/Mid Cap CORE/SM /Fund and owners of its shares.

        THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT OWNERS OF THE
             SMALL/MID CAP CORE/SM/ FUND GIVE INSTRUCTIONS TO VOTE
                         FOR APPROVAL OF THE AMENDMENT

                                  APPENDIX A

                         RECORD DATE AND VOTING SHARES

   As of the close of business on July 25, 2002 ("the record date"), the following shares were outstanding:

                 Name of Fund                  Number of Shares
                 ------------                  ----------------
                 Equity Index.................  39,024,539.980
                 Large Cap Value..............  19,983,255.290
                 Large Cap Value CORE/SM/.....   5,272,205.010
                 Large Cap Growth.............  45,469,694.770
                 Large Cap Aggressive Growth..   4,708,018.940
                 Growth & Income.............. 198,370,671.220
                 Fundamental Value............  14,977,588.140
                 Multi Cap Growth.............  24,349,391.610
                 Fundamental Growth...........   3,911,380.200
                 Small/Mid Cap CORE/SM/.......   5,175,941.060
                 Small/Mid Cap Growth.........  12,635,726.100
                 Small Cap Equity.............   7,905,211.400
                 Small Cap Value..............   9,298,963.110
                 Small Cap Growth.............  14,851,312.220
                 International Equity Index...   9,921,418.770
                 International Opportunities..   9,691,256.830
                 International Opportunities B   4,269,668.540
                 Emerging Markets Equity......   6,152,047.240
                 Real Estate Equity...........  13,756,602.410
                 Health Sciences..............   3,468,218.340
                 Managed...................... 183,184,466.890
                 Global Balanced..............   3,521,269.730
                 Short-Term Bond..............  19,700,347.870
                 Bond Index...................  18,677,900.400
                 Active Bond.................. 100,276,775.320
                 High Yield Bond..............   9,251,031.690
                 Global Bond..................   6,134,226.010
                 Money Market................. 811,024,618.180

   Each Trust share is entitled to one vote, and fractional votes will be counted.

   The number of Trust shares attributable to each owner of a variable life insurance policy ("policy") is determined by dividing, as of the record date of the Meeting, a policy's cash (or account) value (less any outstanding indebtedness) in the designated subaccount of the applicable Account by the net asset value of one share in the corresponding Fund in which the assets of the subaccount are invested. The number of Trust shares attributable to each owner of a variable annuity contract ("contract") is determined by dividing, as of the record date of the Meeting, the value of the Accumulation Shares under a contract (or for each contract under which annuity payments have commenced, the equivalent determined by dividing the contract reserves by the value of one Accumulation Share) in the designated subaccount of the applicable Account by the net asset value of one share in the corresponding Fund in which the assets of the subaccount are invested.

   As of the close of business on July 25, 2002, the Insurers had in the aggregate the following numbers of shares representing their contributions and other amounts in the Accounts that are in excess of the amounts attributable to policies and contracts:

                                                      Percentage of Total
       Name of Fund                  Number of Shares Shares Outstanding
       ------------                  ---------------- -------------------
       Equity Index.................             --           0.00%
       Large Cap Value..............             --           0.00%
       Large Cap Value CORE/SM/.....             --           0.00%
       Large Cap Growth.............             --           0.00%
       Large Cap Aggressive Growth..             --           0.00%
       Growth & Income..............             --           0.00%
       Fundamental Value............             --           0.00%
       Multi Cap Growth.............             --           0.00%
       Fundamental Growth...........    419,762.220          10.73%
       Small/Mid Cap CORE/SM/.......             --           0.00%
       Small/Mid Cap Growth.........             --           0.00%
       Small Cap Equity.............             --           0.00%
       Small Cap Value..............             --           0.00%
       Small Cap Growth.............             --           0.00%
       International Equity Index...             --           0.00%
       International Opportunities..             --           0.00%
       International Opportunities B  1,067,260.110          25.00%
       Emerging Markets Equity......  1,108,387.500          18.02%
       Real Estate Equity...........             --           0.00%
       Health Sciences..............  2,001,523.530          57.71%
       Managed......................             --           0.00%
       Global Balanced..............    790,972.220          22.46%
       Short-Term Bond..............             --           0.00%
       Bond Index...................             --           0.00%
       Active Bond..................             --           0.00%
       High Yield Bond..............             --           0.00%
       Global Bond..................             --           0.00%
       Money Market.................             --           0.00%

                                  APPENDIX B

                   SUMMARY OF CURRENT MANAGEMENT AGREEMENTS

Proposals 3A and 3B--Sub-Investment Management Agreements for the Small Cap Value Fund

   The proposed sub-investment management agreement by and among the Trust, John Hancock and Wellington Management, and the proposed amended sub-investment management agreement by and among the Trust, John Hancock and T. Rowe Price, are summarized below.

   The sub-investment management agreements contain the agreement of Wellington Management or T. Rowe Price, as the case may be, to act as a sub-investment manager (i.e., as an investment adviser and manager) to the Small Cap Value Fund. Under the proposed agreement with Wellington Management, Wellington Management will provide the Small Cap Value Fund with a continuing and suitable investment program for the Small Cap Value Fund's assets as may be designated to it by John Hancock from time to time. The current agreement with T. Rowe Price requires T. Rowe Price to provide a continuing and suitable investment program for the entire Small Cap Value Fund, but the proposed amendment would limit this obligation just to those assets of the Small Cap Fund as may be designated by John Hancock from time to time.

   Pursuant to the proposed agreements, each sub-investment manager is required to adhere to the investment policies, guidelines and restrictions of the Small Cap Value Fund, as established by the Trust and John Hancock from time to time when managing the investment and reinvestment of the Small Cap Value Fund's assets. At their own expense, each sub-investment manager agrees to provide specific services, including: (a) advising the Trust in connection with investment policy decisions to be made by its Board of Trustees or any committee thereof regarding the Small Cap Value Fund assets that it manages and, upon request, furnishing the Trust with research, economic and statistical data in connection with said Fund's investments and investment policies; (b) submitting reports and information as John Hancock the Trust' s Board of Trustees may reasonably request, to assist the custodian in its determination of the market value of securities held in the Small Cap Value Fund (to the extent such securities are not otherwise priceable using an approved pricing service); (c) placing orders for purchases and sales of portfolio investments for the Small Cap Value Fund assets that it manages; (d) maintaining and preserving the records relating to its activities required by the Investment Company Act to be maintained and preserved by the Trust, to the extent not maintained by the custodian, transfer agent or John Hancock; and (e) absent specific instructions to the contrary provided to it by John Hancock and subject to its receipt of all necessary voting materials, voting all proxies with respect to investments for the Small Cap Value Fund assets that it manages in accordance with the sub-investment manager's proxy voting policy as most recently provided to John Hancock.

   The services provided by the sub-investment managers are subject to the overall supervision, direction, control and review of John Hancock and the Board of Trustees of the Trust.

   Each party to a sub-investment management agreement bears the costs and expenses of performing its obligations thereunder. In this regard, the Trust specifically agrees to assume the expense of: (a) brokerage commissions for transactions in the portfolio investments of the Trust and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments; (b) custodian fees and expenses; (c) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Trust to federal, state or other governmental agencies; and (d) interest payable on the Trust's borrowings. Nothing in either agreement, however, alters the allocation of expenses and costs agreed upon between the Trust and John Hancock in the Fund's primary investment management agreement, or in any other agreement to which they are parties.

   For its investment management and advisory services, each sub-investment manager is paid a fee by John Hancock at a specified rate that varies by sub-investment manager. NEITHER THE SMALL CAP VALUE FUND NOR THE TRUST HAS ANY OBLIGATION OR LIABILITY FOR PAYMENT OF THIS FEE.

   In connection with the investment and reinvestment of the Small Cap Value Fund assets that it manages, each sub-investment manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Small Cap Value Fund and to seek to obtain the best available price and most favorable execution with respect to all such purchases and sales of such assets. Each sub-investment manager has the right, to the extent authorized by the Securities Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the Small Cap Value Fund or to the sub-investment manager, and who charge a higher commission rate to the Small Cap Value Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. Each sub-investment manager is required to determine in good faith that its higher cost was reasonable in relation to the value of the brokerage and research services provided, and each may combine orders for the sale or purchase of portfolio securities of the Small Cap Value Fund with those for other registered investment companies managed by the sub-investment manager or its affiliates, if orders are allocated in a manner deemed equitable by the sub-investment manager among the accounts and at a price approximately averaged.

   Neither sub-investment manager is permitted to receive any tender offer solicitation fees or similar payments in connection with the tender of investments of the Small Cap Value Fund.

   No provision of the sub-investment management agreement protects the sub-investment manager or John Hancock against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties. However, the sub-investment managers are only obligated to perform the services described in their respective agreement, and neither has made any representation or warranty that any level of investment performance or level of investment results will be achieved.

   Unless modified or terminated, each sub-investment management agreement will continue with respect to the Small Cap Value Fund for an initial 2 year period and from year to year after that, but only so long as such continuance is specifically approved at least annually by (a) a majority of the independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) either a vote of the Board of Trustees or a majority of the outstanding voting shares of the Fund. The investment management agreements also provide that they may be terminated at any time without penalty by the Trust's Board of Trustees, by majority vote of the outstanding voting shares of the Fund or, on 60 days' notice, by John Hancock or the sub-investment manager. Each sub-investment management agreement automatically terminates in the event of its assignment or if the investment management agreement between the Trust and John Hancock for the Small Cap Value Fund is terminated.

Proposals 2, 3A, 3B, 4 and 5--Investment Management Agreements between the Trust and John Hancock

   The current investment management agreements between the Trust and John Hancock pertaining to any of the Funds are summarized below.

   Pursuant to the investment management agreements, John Hancock advises the Funds in connection with policy decisions; supervises activities of the Fund's sub-investment manager; provides personnel, office space, equipment and supplies for the Trust; and (to the extent that those services are not provided by other service providers to the Trust) provides administration of day-to-day operations and maintains records required by the Investment Company Act.

   For its investment management and advisory services, John Hancock is paid a fee by the Fund(s) at a specified rate that varies by Fund.

   The investment management agreements also provide that, for any fiscal year in which the normal operating costs and expenses of a Fund, exclusive of its investment advisory fees, interest, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the Fund's average daily net assets, John Hancock will reimburse the Fund promptly after the end of the fiscal year in an amount equal to such excess.

   Under the investment management agreements, John Hancock also pays the compensation of Trust officers and employees and the expenses of clerical services relating to the administration of the Trust. The Trust bears all of its expenses not specifically assumed by John Hancock. These include, but are not limited to, taxes, custodian and auditing fees, brokerage commissions, advisory fees payable to John Hancock, the compensation of unaffiliated Trustees, the cost of the Trust's fidelity bond, the cost of printing and distributing to shareholders the Trust's annual and semi-annual reports, the cost of printing, distributing to shareholders, and tabulating proxy materials, compensation paid for certain accounting, valuation and compliance services, legal fees, securities registration expenses, organizational expenses, association dues and other expenses related to the Trust's operations.

   John Hancock also indemnifies each member of the Board of Trustees against losses by reason of failure (other than through willful misfeasance, bad faith, gross negligence or reckless disregard of duties) to take any action relating to the investment or reinvestment of assets in the Trust, including failure to seek or retain investment advice or management in addition to or in place of that provided by John Hancock or the sub-investment managers.

   Unless modified or terminated, the investment management agreement will continue with respect to a Fund from year to year but only so long as such continuance is specifically approved at least annually by (a) a majority of the independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) either a vote of the Board of Trustees or a majority of the outstanding voting shares of the Fund. Each investment management agreement also provides that it may, on 60 days' notice, be terminated at any time without penalty by the Board of Trustees, by majority vote of the outstanding voting shares of the Fund, or by John Hancock. Each investment management agreement automatically terminates in the event of its assignment.

                                  APPENDIX C

              FURTHER INFORMATION ABOUT JOHN HANCOCK, WELLINGTON
                         MANAGEMENT AND T. ROWE PRICE

John Hancock

   John Hancock, John Hancock Place, Boston, Massachusetts 02117, is a life insurance company chartered in Massachusetts in 1862. It is authorized to transact a life insurance and annuity business in all fifty states. John Hancock began selling variable annuity contracts in 1971 and variable life insurance policies in 1993. Its Accounts owned Trust shares representing 99.66% of the net assets of the Trust on July 25, 2002. Signator Investors, Inc., a company affiliated with John Hancock, acts as "principal underwriter" of the Trust's shares pursuant to an Underwriting and Indemnity Agreement, dated May 1, 1997, to which John Hancock and the Trust are parties. Under that agreement, Signator Investors, Inc. collects no additional charges or commissions in connection with its duties as principal underwriter.

   John Hancock is managed by its Board of Directors. The business address of all directors and executive officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

   The directors and executive officers of John Hancock are as follows:

Directors                Principal Occupation
---------                --------------------
 David F. D'Alessandro   Chairman of the Board, President and Chief Executive Officer, John Hancock
 Foster L. Aborn         Director, formerly Vice Chairman of the Board and Chief Investment Officer, John
                         Hancock
 Wayne A. Budd           Executive Vice President and General Counsel, John Hancock
 John M. Connors, Jr.    Chairman and Chief Executive Officer and Director, Hill, Holliday, Connors,
                         Cosmopoulos, Inc. (advertising)
 John M. DeCiccio        Executive Vice President and Chief Investment Officer, John Hancock
 Richard B. DeWolfe      Chairman and Chief Executive Officer, The DeWolfe Companies, Inc. (real estate)
 Robert E. Fast          Senior Partner, Hale and Dorr (law firm)
 Kathleen F. Feldstein   President, Economic Studies, Inc. (economic consulting)
 Thomas P. Glynn         Chief Operating Officer, Partners HealthCare System, Inc. (health care)
 Michael C. Hawley       Retired Chairman and Chief Executive Officer, The Gillette Company (razors, etc.)
 Edward H. Linde         President and Chief Executive Officer, Boston Properties, Inc. (real estate)
 Judith A. McHale        President and Chief Operating Officer, Discovery Communications, Inc. (multimedia communications)
 R. Robert Popeo         Chairman, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo (law firm)
 Richard F. Syron        Chairman, President and Chief Executive Officer, Thermo Electron Corp. (scientific and industrial instruments)
 Robert J. Tarr, Jr.     Formerly Chairman, President and Chief Executive Officer, HomeRuns.com (online grocer)
Other Executive Officers
------------------------
 Thomas E. Moloney       Senior Executive Vice President and Chief Financial Officer
 Michael Bell            Senior Executive Vice President-Retail; Founder and Director of Monitor Company
                         (management consulting)
 Derek Chilvers          Executive Vice President; Chairman and Chief Executive Officer of John Hancock
                         International Holdings, Inc.
 Maureen R. Ford         Executive Vice President; Chairman and Chief Executive Officer of John Hancock Funds,
                         LLC
 James E. Collins        Vice President and Secretary
 Robert F. Walters       Executive Vice President and Chief Information Officer

   The following employees of John Hancock (or an affiliate) are also Trustees or principal officers of the John Hancock Variable Series Trust I:

      Michele G. Van Leer  Chairman of the Board of Trustees of the Trust
      Kathleen F. Driscoll President and Vice Chairman of the Board of
                           Trustees of the Trust
      Raymond F. Skiba     Treasurer of the Trust
      Karen Q. Visconti    Secretary of the Trust
      Jude Curtis          Compliance Officer of the Trust

   The following table contains information concerning funds managed by John Hancock that have an investment objective similar to the Funds:

                                                       Comparable Fund*
-                         --------------------------------------------------------------------------
                                                                                      Net Assets at
                                                               Fee Schedule             12/31/01
Proposal--Affected Fund   Name                        (as a % of Average Net Assets) (000's omitted)
-----------------------   ----                        ------------------------------ ---------------

4--Large Cap Growth       Large Cap Value              0.75% of all net assets         $  260,646
Net Assets at 6/30/02
  (000's omitted)         Large Cap Value CORE         0.75% of first $50 million;     $   60,832
  $611,438                                             0.65% of next $150 million;
                                                       0.60% above $200 million

                          Large Cap Aggressive Growth  1.00% of first $10 million;     $   39,738
                                                       0.875% of next $10 million;
                                                       0.75% above $20 million

                          Growth & Income              0.71% of first $150 million;    $2,476,319
                                                       0.69% of next $150 million;
                                                       0.67% above $300 million

5--Small/Mid Cap CORE/SM/ Small/Mid Cap Growth         1.00% of first $50 million;     $  185,232
Net Assets at 6/30/02                                  0.95% of next $150 million;
  (000's omitted)                                      0.90% above $200 million
  $49,347

--------
* Funds listed are series of the John Hancock Variable Series Trust I. This is the only mutual fund for which John Hancock serves as an investment manager.

Wellington Management Company, LLP

   Wellington Management Company, LLP ("Wellington Management") is a Massachusetts limited liability partnership, which is owned entirely by its 74 partners, all of whom are full-time professional members of the firm. Its partners are:

Kenneth L. Abrams          John H. Gooch              Phillip H. Perelmuter
Nicholas C. Adams          Nicholas P. Greville       Robert D. Rands
Rand L. Alexander          Paul J. Hamel              Eugene E. Record, Jr.
Deborah L. Allinson        Lucius T. Hill, III        James A. Rullo
Steven C. Angeli           Jean M. Hynes              John R. Ryan
James H. Averill           Paul D. Kaplan             Joseph H. Schwartz
John F. Averill            Lorraine A. Keady          James H. Shakin
Karl E. Bandtel            John C. Keogh              Theodore E. Shasta
Mark J. Beckwith           George C. Lodge, Jr.       Binkley C. Shorts
James A. Bevilacqua        Nancy T. Lukitsh           Scott E. Simpson
Kevin J. Blake             Mark T. Lynch              Trond Skramstad
William N. Booth           Mark D. Mandel             Stephen A. Soderberg
Michael J. Boudens         Christine S. Manfredi      Eric Stromquist
Paul Braverman             Earl E. McEvoy             Brendan J. Swords
Robert A. Bruno            Duncan M. McFarland        Harriett Tee Taggart
Maryann E. Carroll         Paul M. Mecray III         Perry M. Traquina
William R.H. Clark         Matthew E. Megargel        Gene R. Tremblay
Pamela Dippel              James N. Mordy             Mary Ann Tynan
Scott M. Elliot            Diane C. Nordin            Nilesh P. Undavia
Robert L. Evans            Stephen T. O'Brien         Clare Villari
David R. Fassnacht         Andrew S. Offit            Ernst H. von Metzsch
Lisa D. Finkel             Edward P. Owens            James L. Walters
Mark A. Flaherty           Saul J. Pannell            Kim Williams
Charles T. Freeman         Thomas L. Pappas           Itsuki Yamashita
Laurie A. Gabriel          Jonathan M. Payson

   The managing partners of Wellington Management are Laurie A. Gabriel, Duncan
M. McFarland and John R. Ryan. Stephen T. O'Brien, Partner, will have primary responsibility for the portion of the Small Cap Value Fund managed by Wellington Management. All of the partners can be reached at the Firm's principal business address, 75 State Street, Boston, Massachusetts 02109.

   The following table contains information concerning funds managed by Wellington Management that have investment objectives similar to those of the Small Cap Value Fund:

                                                         Comparable Funds*
                        -----------------------------------------------------------------------------------
                                                                Fee Schedule
Proposal--Affected Fund Name                           (as a % of Average Net Assets) Net Assets at 6/30/02
----------------------- ----                           ------------------------------ ---------------------
 3A--Small Cap Value                                        0.60% on all assets*          $25 million
 Net Assets at 6/30/02  CUNA Ultra Series: Mid-Cap
   (000's omitted)      Stock Fund (Small Cap Value
   $142,379             Portfolio)

                        MEMBERS Mid-Cap Fund (Small         0.60% on all assets*          $8 million
                        Cap Value Portfolio)

                                                            0.45% on first $200           $255 million
                                                            million
                        DIA Special Equity Fund (Small      0.375% over $200
                        Cap Value Portfolio)                million

--------
*  Subject to a minimum annual fee of $100,000.

T. Rowe Price Group, Inc.

   T. Rowe Price Group's Board of Directors and executive officers are as follows:

Name                  Principal Occupation
----                  --------------------
George A. Roche       Chairman of the Board and President; President and Chairman of the Board,
                        T. Rowe Price; Director, Price-International
James S. Riepe        Vice Chairman of the Board; Director, T. Rowe Price; Director, Price-International
M. David Testa        Vice Chairman of the Board, Chief Investment Officer and Director, T. Rowe Price;
                        Director, Price-International
D. William J. Garrett Director; Former Chief Executive, Robert Fleming Holdings Limited
James H. Gilliam, Jr. Director; Attorney, Private Investor, and Consultant
Donald B. Hebb, Jr.   Managing General Partner of ABS Capital Partners
Richard L. Menschel   Limited Partner of Goldman Sachs Group L.P.
Anne Marie Whittemore Partner of the law firm of McGuire, Woods, Battle & Booth
William T. Reynolds   Director; Director, T. Rowe Price
Brian C. Rogers       Director, Vice President, T. Rowe Price
Henry H. Hopkins      Director, Vice President, T. Rowe Price; Vice President, Price-International
James A. C. Kennedy   Director; Director, T. Rowe Price
Edward C. Bernard     Director; Director, T. Rowe Price
John H. Laporte, Jr.  Director, Vice President, T. Rowe Price
Martin G. Wade        Director; Vice President, T. Rowe Price; Director and Chairman of the Board, Price
                        International
Cristina Wasiak       Chief Financial Officer and Vice President; Chief Financial Officer and Vice
                        President, T. Rowe Price

   The business address for the directors of T. Rowe Price is 100 East Pratt Street, Baltimore, MD 21202.

T. Rowe Price Associates, Inc.

   T. Rowe Price Associates, Inc. is a wholly-owned subsidiary of T. Rowe Price Group. Its Board of Directors and executive officers are as follows:

                    Name                Principal Occupation
                    ----                --------------------
                    George A. Roche          See above
                    M. David Testa           See above
                    Edward C. Bernard        See above
                    James A. C. Kennedy      See above
                    William T. Reynolds      See above
                    James S. Riepe           See above
                    Cristina Wasiak          See above

   The following table contains information concerning funds managed by T. Rowe Price that have an investment objective similar to that of the Small Cap Value
Fund:

                                                    Comparable Funds
-                       -------------------------------------------------------------------------
                                                                                   Net Assets at
                                                           Fee Schedule*             12/31/01
Proposal--Affected Fund Name                       (as a % of Average Net Assets) (000's omitted)
----------------------- ----                       ------------------------------ ---------------
 3B--Small Cap Value    Manufacturers Investment    0.60% on first $500 million     $   102,371
 Net Assets at 6/30/02  Trust--Small Company Value  0.55% above $500 million
   (000's omitted)      Trust*
    $142,379
                        MassMutual Institutional    0.60% on first $500 million     $         2
                        Funds--MassMutual Small     0.55% above $500 million         (inception
                        Company Value Fund                                            12/31/01)

                        Northwestern Mutual Series  0.60% on all assets             $    20,678
                        Fund, Inc.--T. Rowe Price
                        Small Cap Value Stock Fund

                        T. Rowe Price Small-Cap     0.35% (individual fee)          $ 2,037,327
                        Value Fund, Inc.            0.32% (group fee)**

--------
* T. Rowe Price has voluntarily agreed to waive a portion of its sub-advisory fees for certain registered investment companies where it serves as subadviser. The fee reduction is based on the combined asset level of the subadvised portfolios, and ranges between 0%-10% of the total subadvisory fees paid.

** For its services to each investment company as an investment adviser (or sub-adviser) that is sponsored and managed by T. Rowe Price ("Price Funds"),
   T. Rowe Price is paid a advisory fee consisting of two elements: a "group" fee and an "individual" fund fee. The "group" fee varies based on the combined net assets of certain Price Funds distributed by T. Rowe Price Investment Services, Inc. (excluding T. Rowe Price Index Trust, T. Rowe Price Spectrum Funds and any institutional and private label mutual funds) (the "Combined Price Funds"). Each such investment company pays, as a portion of the "group" fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the Combined Price Funds. In addition to the group fee, each investment company pays a flat "individual" fund fee based on its net assets. The table below sets forth the current "group" fee at various asset levels of the Combined Price Funds.

                        T. Rowe Price Group Fee Schedule
                    -   -------------------------------- -
                            0.480% first $1 billion
                            0.450% next $1 billion
                            0.420% next $1 billion
                            0.390% next $1 billion
                            0.370% next $1 billion
                            0.360% next $2 billion
                            0.350% next $2 billion
                            0.340% next $5 billion
                            0.330% next $10 billion
                            0.320% next $10 billion
                            0.310% next $16 billion
                            0.305% next $30 billion
                            0.300% next $40 billion
                            0.295% thereafter

                                  APPENDIX D

   JOHN HANCOCK'S CALCULATION OF AVERAGE TOTAL FUND EXPENSES AND ANALYSIS OF
                     PEER-RELATIVE PERFORMANCE CONSISTENCY

Proposal 4--Large Cap Growth Fund

   Calculation of Average Total Fund Expenses. John Hancock selected all insurance company separate accounts listed within the Morningstar Large Cap Growth investment categories. It next selected all accounts in these investment categories investing in insurance funds that were both (i) "actively" managed (i.e., no index funds) and (ii) of a comparable size to the Large Cap Growth Fund (i.e., less than $1 billion of assets). This resulted in a universe of 1,835 large cap growth accounts, which John Hancock averaged on a simple average basis (i.e., unweighted by asset size) based on Morningstar data provided as of March 31, 2002.

   Analysis of Peer-Relative Performance Consistency. Because the Morningstar Large Cap Growth investment category does not provide peer-relative trailing period analysis for funds used with variable insurance products, John Hancock used the Russell/Mellon Growth Equity Accounts performance universe for its analyis of performance relative to peers. Managers in this universe have an investment style that seeks to identify companies with above-average earnings growth prospects. In general, two basic categories of securities are owned: (1) companies with consistent above-average historical and prospective profitability and growth and (2) those expected to generate above-average near-term earnings momentum based upon company, industry, or economic factors. In the latter, securities may not have exhibited above-average historical growth but are expected to do so over the near future. These managers are willing to pay above-market multiples for the superior growth rate/profitability they anticipate. Other typical characteristics of this style include: (1) emphasis on consumer service, health care, and technology stocks; and light weightings in deep cyclicals and defensive stocks; (2) dividend yield is frequently well below market averages; (3) valuation statistics frequently are above market averages; (4) volatility of returns is above that of the market, and beta is frequently above 1.00. Russell Mellon data used was as of March 30, 2002. The universe represented $43 billion in assets and 90 portfolios.

Proposal 5--Small/Mid Cap CORE/SM/ Fund

   Calculation of Average Total Fund Expenses. John Hancock selected all insurance company separate accounts listed within the Morningstar Small Cap Blend and Mid Cap Blend investment categories. It next selected all Small Cap Blend and Mid Cap Blend accounts investing in insurance funds that were both
(i) "actively" managed (i.e., no index funds) and (ii) of a comparable size to the Small/Mid Cap CORE/SM/ Fund (i.e., less than $100 million of assets). This resulted in a universe of 135 small cap blend accounts and 173 mid cap blend accounts. The "total" fund expenses for each category were separately averaged on a simple average basis (i.e., unweighted by asset size) and, finally, the average total fund expenses for the two categories were averaged on a simple average basis. John Hancock bases its calculations on Morningstar data provided as of March 31, 2002.

   Analysis of Peer-Relative Performance Consistency. Because the Morningstar Small Cap Blend and Mid Cap Blend investment categories do not provide peer-relative trailing period analysis for funds used with variable insurance products, John Hancock used the Russell/Mellon Small/Mid Cap Equity Accounts performance universe for its analyis of performance relative to peers. Managers in this universe focus on small/medium and small capitalization stocks in the US equity market. Criteria for inclusion in the universe include: (1) no more than 20% of the dollar-weighted holdings are in stocks with capitalizations of medium, medium/large and large cap; (2) 30% to 60% of the dollar-weighted holdings are in stocks with capitalizations of small cap; and (3) 80% of the dollar weighted holdings are in the combined small and medium/small capitalization tiers. Russell Mellon data used was as of March 30, 2002. The universe represented $4 billion in assets and 25 portfolios.

   Peer-relative trailing period analysis is based on the performance of the Small/Mid Cap CORE/SM/ Fund since the Fund's inception date on May 1, 1998. For periods prior to that, John Hancock used an asset-weighted composite of all fully discretionary accounts that were managed by the Fund's sub-investment manager and used the same investment strategy as the Small/Mid Cap CORE/SM/ Fund. The composite was calculated in compliance with the investment performance standards published by the Association for Investment Management and Research (AIMR/(R)/), an international nonprofit organization of investment practitioners and educators. The Small/Mid Cap CORE/SM/ Fund ranks median or above in 3 of 3 trailing 12-month periods that are based on the Fund's performance and 4 of 5 trailing 12-month periods that are based on the Fund's performance and the composite performance data.

JOHN HANCOCK VARIABLE SERIES TRUST I

THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 25, 2002 AT 11:00 A.M. EASTERN TIME
197 CLARENDON STREET
BOSTON, MASSACHUSETTS

This voting instruction card is solicited in connection with the Special Meeting of the Shareholders of the John Hancock Variable Series Trust I for the specific fund referenced above ("Fund"), to be held at the offices of John Hancock Life Insurance Company, 197 Clarendon Street, Boston, Massachusetts, 11:00 A.M. Eastern Time on September 25, 2002, and at any adjournments thereof ("Special Meeting"). This voting instruction card, when properly executed, authorizes and directs the above-referenced Insurance Company to vote the Fund shares attributable to the interest of the contract owner(s) signing below in the manner directed herein with respect to the matters described in the Notice and accompanying Proxy Statement for the Special Meeting and revokes all prior voting instruction cards. If you do not return this voting instruction card, the Insurance Company will vote the Fund shares attributable to your interest in the above-referenced Separate Account for, against or abstaining in the same proportion as the shares for which instructions have been received from other contract owners invested through the Separate Account in this Fund. If this voting instruction card is signed and returned, but does not give voting instructions, it will be voted FOR the approval of each proposal concerning the Fund, as described in the accompanying Proxy Statement.

Date                                     , 2002

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Signature(s)

Please sign exactly as name appears on this card. When the contract is held by more than one contract owner, all should sign. When signing as administrator, trustee, plan sponsor or guardian, please give title. If a corporation, or partnership, sign in entity's name and by authorized persons.

JHVST1

PLEASE SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED
ENVELOPE.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

FOR      AGAINST    ABSTAIN

1. Proposals to approve changes to fundamental investment restrictions of the Trust that entail:

A. To change fundamental investment restriction on real estate;

B. To change fundamental investment restriction on loans;

C. To change fundamental investment restriction on commodities and put and call options;

D. To change fundamental investment restriction on borrowing money;

E. To delete fundamental investment restriction on purchasing securities on margin and selling securities short;

F. To delete fundamental investment restriction on issuing senior securities;

G. To delete fundamental investment restriction for investing for "control"; and

J. To delete fundamental investment restriction on diversification of investments.

2. To approve a "manager of managers" arrangement and delete the need for shareholder approval of the retention or termination of sub-investment managers.

3. To approve a multi-manager approach that entails:

A. a new sub-investment management agreement among the Trust, Hancock, and Wellington Management Company, LLP ("Wellington Management"); and

B. an amendment to the current sub-investment management agreement among the Trust, John Hancock, and T. Rowe Price Associates, Inc. ("T. Rowe Price").

In addition, any other business as may properly come before the meeting or any adjournment thereof, may be transacted at this Special Meeting.

JH 1

JOHN HANCOCK VARIABLE SERIES TRUST I

THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 25, 2002 AT 11:00 A.M. EASTERN TIME
197 CLARENDON STREET
BOSTON, MASSACHUSETTS

This voting instruction card is solicited in connection with the Special Meeting of the Shareholders of the John Hancock Variable Series Trust I for the specific fund referenced above ("Fund"), to be held at the offices of John Hancock Life Insurance Company, 197 Clarendon Street, Boston, Massachusetts, 11:00 A.M. Eastern Time on September 25, 2002, and at any adjournments thereof ("Special Meeting"). This voting instruction card, when properly executed, authorizes and directs the above-referenced Insurance Company to vote the Fund shares attributable to the interest of the contract owner(s) signing below in the manner directed herein with respect to the matters described in the Notice and accompanying Proxy Statement for the Special Meeting and revokes all prior voting instruction cards. If you do not return this voting instruction card, the Insurance Company will vote the Fund shares attributable to your interest in the above-referenced Separate Account for, against or abstaining in the same proportion as the shares for which instructions have been received from other contract owners invested through the Separate Account in this Fund. If this voting instruction card is signed and returned, but does not give voting instructions, it will be voted FOR the approval of each proposal concerning the Fund, as described in the accompanying Proxy Statement.

Date                                     , 2002

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Signature(s)

Please sign exactly as name appears on this card. When the contract is held by more than one contract owner, all should sign. When signing as administrator, trustee, plan sponsor or guardian, please give title. If a corporation, or partnership, sign in entity's name and by authorized persons.

JHVST1

PLEASE SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED
ENVELOPE.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

FOR      AGAINST    ABSTAIN

1. Proposals to approve changes to fundamental investment restrictions of the Trust that entail:

A. To change fundamental investment restriction on real estate;

B. To change fundamental investment restriction on loans;

C. To change fundamental investment restriction on commodities and put and call options;

D. To change fundamental investment restriction on borrowing money;

E. To delete fundamental investment restriction on purchasing securities on margin and selling securities short;

F. To delete fundamental investment restriction on issuing senior securities;

G. To delete fundamental investment restriction for investing for "control"; and

J. To delete fundamental investment restriction on diversification of investments.

2. To approve a "manager of managers" arrangement and delete the need for shareholder approval of the retention or termination of sub-investment managers.

5. To approve an amendment to the current investment management agreement between the Trust and John Hancock, reflecting an increase in the Fund's investment advisory fee.

In addition, any other business as may properly come before the meeting or any adjournment thereof, may be transacted at this Special Meeting.

JH 2

JOHN HANCOCK VARIABLE SERIES TRUST I

THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 25, 2002 AT 11:00 A.M. EASTERN TIME
197 CLARENDON STREET
BOSTON, MASSACHUSETTS

This voting instruction card is solicited in connection with the Special Meeting of the Shareholders of the John Hancock Variable Series Trust I for the specific fund referenced above ("Fund"), to be held at the offices of John Hancock Life Insurance Company, 197 Clarendon Street, Boston, Massachusetts, 11:00 A.M. Eastern Time on September 25, 2002, and at any adjournments thereof ("Special Meeting"). This voting instruction card, when properly executed, authorizes and directs the above-referenced Insurance Company to vote the Fund shares attributable to the interest of the contract owner(s) signing below in the manner directed herein with respect to the matters described in the Notice and accompanying Proxy Statement for the Special Meeting and revokes all prior voting instruction cards. If you do not return this voting instruction card, the Insurance Company will vote the Fund shares attributable to your interest in the above-referenced Separate Account for, against or abstaining in the same proportion as the shares for which instructions have been received from other contract owners invested through the Separate Account in this Fund. If this voting instruction card is signed and returned, but does not give voting instructions, it will be voted FOR the approval of each proposal concerning the Fund, as described in the accompanying Proxy Statement.

Date                                     , 2002

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Signature(s)

Please sign exactly as name appears on this card. When the contract is held by more than one contract owner, all should sign. When signing as administrator, trustee, plan sponsor or guardian, please give title. If a corporation, or partnership, sign in entity's name and by authorized persons.

JHVST1

PLEASE SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED
ENVELOPE.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

FOR      AGAINST    ABSTAIN

1. Proposals to approve changes to fundamental investment restrictions of the Trust that entail:

A. To change fundamental investment restriction on real estate;

B. To change fundamental investment restriction on loans;

C. To change fundamental investment restriction on commodities and put and call options;

D. To change fundamental investment restriction on borrowing money;

E. To delete fundamental investment restriction on purchasing securities on margin and selling securities short;

F. To delete fundamental investment restriction on issuing senior securities;

G. To delete fundamental investment restriction for investing for "control";

H. To delete fundamental investment restriction on purchasing "illiquid" investments; and

I. To delete fundamental investment restriction on purchasing securities issued by other investment companies.

2. To approve a "manager of managers" arrangement and delete the need for shareholder approval of the retention or termination of sub-investment managers.

4. To approve an amendment to the current investment management agreement between the Trust and John Hancock, reflecting an increase in the Fund's investment advisory fee.

In addition, any other business as may properly come before the meeting or any adjournment thereof, may be transacted at this Special Meeting.

JH 3

JOHN HANCOCK VARIABLE SERIES TRUST I

THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 25, 2002 AT 11:00 A.M. EASTERN TIME
197 CLARENDON STREET
BOSTON, MASSACHUSETTS

This voting instruction card is solicited in connection with the Special Meeting of the Shareholders of the John Hancock Variable Series Trust I for the specific fund referenced above ("Fund"), to be held at the offices of John Hancock Life Insurance Company, 197 Clarendon Street, Boston, Massachusetts, 11:00 A.M. Eastern Time on September 25, 2002, and at any adjournments thereof ("Special Meeting"). This voting instruction card, when properly executed, authorizes and directs the above-referenced Insurance Company to vote the Fund shares attributable to the interest of the contract owner(s) signing below in the manner directed herein with respect to the matters described in the Notice and accompanying Proxy Statement for the Special Meeting and revokes all prior voting instruction cards. If you do not return this voting instruction card, the Insurance Company will vote the Fund shares attributable to your interest in the above-referenced Separate Account for, against or abstaining in the same proportion as the shares for which instructions have been received from other contract owners invested through the Separate Account in this Fund. If this voting instruction card is signed and returned, but does not give voting instructions, it will be voted FOR the approval of each proposal concerning the Fund, as described in the accompanying Proxy Statement.

Date                                     , 2002

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Signature(s)

Please sign exactly as name appears on this card. When the contract is held by more than one contract owner, all should sign. When signing as administrator, trustee, plan sponsor or guardian, please give title. If a corporation, or partnership, sign in entity's name and by authorized persons.

JHVST1

PLEASE SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED
ENVELOPE.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

FOR     AGAINST    ABSTAIN

1. Proposals to approve changes to fundamental investment restrictions of the Trust that entail:

A. To change fundamental investment restriction on real estate;

B. To change fundamental investment restriction on loans;

C. To change fundamental investment restriction on commodities and put and call options;

D. To change fundamental investment restriction on borrowing money;

E. To delete fundamental investment restriction on purchasing securities on margin and selling securities short;

F. To delete fundamental investment restriction on issuing senior securities;

G. To delete fundamental investment restriction for investing for "control"; and

J. To delete fundamental investment restriction on diversification of investments.

2. To approve a "manager of managers" arrangement and delete the need for shareholder approval of the retention or termination of sub-investment managers.

In addition, any other business as may properly come before the meeting or any adjournment thereof, may be transacted at this Special Meeting.

JH 4

JOHN HANCOCK VARIABLE SERIES TRUST I

THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 25, 2002 AT 11:00 A.M. EASTERN TIME
197 CLARENDON STREET
BOSTON, MASSACHUSETTS

This voting instruction card is solicited in connection with the Special Meeting of the Shareholders of the John Hancock Variable Series Trust I for the specific fund referenced above ("Fund"), to be held at the offices of John Hancock Life Insurance Company, 197 Clarendon Street, Boston, Massachusetts, 11:00 A.M. Eastern Time on September 25, 2002, and at any adjournments thereof ("Special Meeting"). This voting instruction card, when properly executed, authorizes and directs the above-referenced Insurance Company to vote the Fund shares attributable to the interest of the contract owner(s) signing below in the manner directed herein with respect to the matters described in the Notice and accompanying Proxy Statement for the Special Meeting and revokes all prior voting instruction cards. If you do not return this voting instruction card, the Insurance Company will vote the Fund shares attributable to your interest in the above-referenced Separate Account for, against or abstaining in the same proportion as the shares for which instructions have been received from other contract owners invested through the Separate Account in this Fund. If this voting instruction card is signed and returned, but does not give voting instructions, it will be voted FOR the approval of each proposal concerning the Fund, as described in the accompanying Proxy Statement.

Date                                     , 2002

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Signature(s)

Please sign exactly as name appears on this card. When the contract is held by more than one contract owner, all should sign. When signing as administrator, trustee, plan sponsor or guardian, please give title. If a corporation, or partnership, sign in entity's name and by authorized persons.

JHVST1

PLEASE SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED
ENVELOPE.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

FOR       AGAINST        ABSTAIN

1. Proposals to approve changes to fundamental investment restrictions of the Trust that entail:

A. To change fundamental investment restriction on real estate;

B. To change fundamental investment restriction on loans;

C. To change fundamental investment restriction on commodities and put and call options;

D. To change fundamental investment restriction on borrowing money;

E. To delete fundamental investment restriction on purchasing securities on margin and selling securities short;

F. To delete fundamental investment restriction on issuing senior securities;
and

G. To delete fundamental investment restriction for investing for "control".

2. To approve a "manager of managers" arrangement and delete the need for shareholder approval of the retention or termination of sub-investment managers.

In addition, any other business as may properly come before the meeting or any adjournment thereof, may be transacted at this Special Meeting.

JH 5

JOHN HANCOCK VARIABLE SERIES TRUST I

THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 25, 2002 AT 11:00 A.M. EASTERN TIME
197 CLARENDON STREET
BOSTON, MASSACHUSETTS

This voting instruction card is solicited in connection with the Special Meeting of the Shareholders of the John Hancock Variable Series Trust I for the specific fund referenced above ("Fund"), to be held at the offices of John Hancock Life Insurance Company, 197 Clarendon Street, Boston, Massachusetts, 11:00 A.M. Eastern Time on September 25, 2002, and at any adjournments thereof ("Special Meeting"). This voting instruction card, when properly executed, authorizes and directs the above-referenced Insurance Company to vote the Fund shares attributable to the interest of the contract owner(s) signing below in the manner directed herein with respect to the matters described in the Notice and accompanying Proxy Statement for the Special Meeting and revokes all prior voting instruction cards. If you do not return this voting instruction card, the Insurance Company will vote the Fund shares attributable to your interest in the above-referenced Separate Account for, against or abstaining in the same proportion as the shares for which instructions have been received from other contract owners invested through the Separate Account in this Fund. If this voting instruction card is signed and returned, but does not give voting instructions, it will be voted FOR the approval of each proposal concerning the Fund, as described in the accompanying Proxy Statement.

Date                                     , 2002

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Signature(s)

Please sign exactly as name appears on this card. When the contract is held by more than one contract owner, all should sign. When signing as administrator, trustee, plan sponsor or guardian, please give title. If a corporation, or partnership, sign in entity's name and by authorized persons.

JHVST1

PLEASE SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED
ENVELOPE.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

FOR       AGAINST        ABSTAIN

1. Proposals to approve changes to fundamental investment restrictions of the Trust that entail:

A. To change fundamental investment restriction on real estate;

B. To change fundamental investment restriction on loans;

C. To change fundamental investment restriction on commodities and put and call options;

D. To change fundamental investment restriction on borrowing money;

E. To delete fundamental investment restriction on purchasing securities on margin and selling securities short;

F. To delete fundamental investment restriction on issuing senior securities;

G. To delete fundamental investment restriction for investing for "control";

H. To delete fundamental investment restriction on purchasing "illiquid" investments; and

I. To delete fundamental investment restriction on purchasing securities issued by other investment companies.

2. To approve a "manager of managers" arrangement and delete the need for shareholder approval of the retention or termination of sub-investment managers.

In addition, any other business as may properly come before the meeting or any adjournment thereof, may be transacted at this Special Meeting.

JH 6

JOHN HANCOCK VARIABLE SERIES TRUST I

THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 25, 2002 AT 11:00 A.M. EASTERN TIME
197 CLARENDON STREET
BOSTON, MASSACHUSETTS

This voting instruction card is solicited in connection with the Special Meeting of the Shareholders of the John Hancock Variable Series Trust I for the specific fund referenced above ("Fund"), to be held at the offices of John Hancock Life Insurance Company, 197 Clarendon Street, Boston, Massachusetts, 11:00 A.M. Eastern Time on September 25, 2002, and at any adjournments thereof ("Special Meeting"). This voting instruction card, when properly executed, authorizes and directs the above-referenced Insurance Company to vote the Fund shares attributable to the interest of the contract owner(s) signing below in the manner directed herein with respect to the matters described in the Notice and accompanying Proxy Statement for the Special Meeting and revokes all prior voting instruction cards. If you do not return this voting instruction card, the Insurance Company will vote the Fund shares attributable to your interest in the above-referenced Separate Account for, against or abstaining in the same proportion as the shares for which instructions have been received from other contract owners invested through the Separate Account in this Fund. If this voting instruction card is signed and returned, but does not give voting instructions, it will be voted FOR the approval of each proposal concerning the Fund, as described in the accompanying Proxy Statement.

Date                                     , 2002

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Signature(s)

Please sign exactly as name appears on this card. When the contract is held by more than one contract owner, all should sign. When signing as administrator, trustee, plan sponsor or guardian, please give title. If a corporation, or partnership, sign in entity's name and by authorized persons.

JHVST1

PLEASE SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED
ENVELOPE.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

FOR       AGAINST        ABSTAIN

1. Proposals to approve changes to fundamental investment restrictions of the Trust that entail:

A. To change fundamental investment restriction on real estate;

B. To change fundamental investment restriction on loans;

C. To change fundamental investment restriction on commodities and put and call options;

D. To change fundamental investment restriction on borrowing money;

E. To delete fundamental investment restriction on purchasing securities on margin and selling securities short;

F. To delete fundamental investment restriction on issuing senior securities;

G. To delete fundamental investment restriction for investing for "control";

I. To delete fundamental investment restriction on purchasing securities issued by other investment companies; and

J. To delete fundamental investment restriction on diversification of investments.

2. To approve a "manager of managers" arrangement and delete the need for shareholder approval of the retention or termination of sub-investment managers.

In addition, any other business as may properly come before the meeting or any adjournment thereof, may be transacted at this Special Meeting.

JH 7

JOHN HANCOCK VARIABLE SERIES TRUST I

THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 25, 2002 AT 11:00 A.M. EASTERN TIME
197 CLARENDON STREET
BOSTON, MASSACHUSETTS

This voting instruction card is solicited in connection with the Special Meeting of the Shareholders of the John Hancock Variable Series Trust I for the specific fund referenced above ("Fund"), to be held at the offices of John Hancock Life Insurance Company, 197 Clarendon Street, Boston, Massachusetts, 11:00 A.M. Eastern Time on September 25, 2002, and at any adjournments thereof ("Special Meeting"). This voting instruction card, when properly executed, authorizes and directs the above-referenced Insurance Company to vote the Fund shares attributable to the interest of the contract owner(s) signing below in the manner directed herein with respect to the matters described in the Notice and accompanying Proxy Statement for the Special Meeting and revokes all prior voting instruction cards. If you do not return this voting instruction card, the Insurance Company will vote the Fund shares attributable to your interest in the above-referenced Separate Account for, against or abstaining in the same proportion as the shares for which instructions have been received from other contract owners invested through the Separate Account in this Fund. If this voting instruction card is signed and returned, but does not give voting instructions, it will be voted FOR the approval of each proposal concerning the Fund, as described in the accompanying Proxy Statement.

Date                                     , 2002

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Signature(s)

Please sign exactly as name appears on this card. When the contract is held by more than one contract owner, all should sign. When signing as administrator, trustee, plan sponsor or guardian, please give title. If a corporation, or partnership, sign in entity's name and by authorized persons.

JHVST1

PLEASE SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED
ENVELOPE.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

FOR       AGAINST        ABSTAIN

1. Proposals to approve changes to fundamental investment restrictions of the Trust that entail:

A. To change fundamental investment restriction on real estate;

B. To change fundamental investment restriction on loans;

C. To change fundamental investment restriction on commodities and put and call options;

D. To change fundamental investment restriction on borrowing money;

E. To delete fundamental investment restriction on purchasing securities on margin and selling securities short;

F. To delete fundamental investment restriction on issuing senior securities;

G. To delete fundamental investment restriction for investing for "control";

H. To delete fundamental investment restriction on purchasing "illiquid" investments;

I. To delete fundamental investment restriction on purchasing securities issued by other investment companies; and

J. To delete fundamental investment restriction on diversification of investments.

2. To approve a "manager of managers" arrangement and delete the need for shareholder approval of the retention or termination of sub-investment managers.

In addition, any other business as may properly come before the meeting or any adjournment thereof, may be transacted at this Special Meeting.

JH 8

JOHN HANCOCK VARIABLE SERIES TRUST I

THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 25, 2002 AT 11:00 A.M. EASTERN TIME
197 CLARENDON STREET
BOSTON, MASSACHUSETTS

This voting instruction card is solicited in connection with the Special Meeting of the Shareholders of the John Hancock Variable Series Trust I for the specific fund referenced above ("Fund"), to be held at the offices of John Hancock Life Insurance Company, 197 Clarendon Street, Boston, Massachusetts, 11:00 A.M. Eastern Time on September 25, 2002, and at any adjournments thereof ("Special Meeting"). This voting instruction card, when properly executed, authorizes and directs the above-referenced Insurance Company to vote the Fund shares attributable to the interest of the contract owner(s) signing below in the manner directed herein with respect to the matters described in the Notice and accompanying Proxy Statement for the Special Meeting and revokes all prior voting instruction cards. If you do not return this voting instruction card, the Insurance Company will vote the Fund shares attributable to your interest in the above-referenced Separate Account for, against or abstaining in the same proportion as the shares for which instructions have been received from other contract owners invested through the Separate Account in this Fund. If this voting instruction card is signed and returned, but does not give voting instructions, it will be voted FOR the approval of each proposal concerning the Fund, as described in the accompanying Proxy Statement.

Date                                     , 2002

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Signature(s)

Please sign exactly as name appears on this card. When the contract is held by more than one contract owner, all should sign. When signing as administrator, trustee, plan sponsor or guardian, please give title. If a corporation, or partnership, sign in entity's name and by authorized persons.

JHVST1

PLEASE SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED
ENVELOPE.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

FOR         AGAINST        ABSTAIN

1. Proposals to approve changes to fundamental investment restrictions of the Trust that entail:

A. To change fundamental investment restriction on real estate;

B. To change fundamental investment restriction on loans;

C. To change fundamental investment restriction on commodities and put and call options;

D. To change fundamental investment restriction on borrowing money;

E. To delete fundamental investment restriction on purchasing securities on margin and selling securities short;

F. To delete fundamental investment restriction on issuing senior securities;

G. To delete fundamental investment restriction for investing for "control";

H. To delete fundamental investment restriction on purchasing "illiquid" investments;

I. To delete fundamental investment restriction on purchasing securities issued by other investment companies;

J. To delete fundamental investment restriction on diversification of investments; and

K. To add authority to concentrate investment in U.S. banking industry.

2. To approve a "manager of managers" arrangement and delete the need for shareholder approval of the retention or termination of sub-investment managers.

In addition, any other business as may properly come before the meeting or any adjournment thereof, may be transacted at this Special Meeting.

JH 9